AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 29, 1996
                        File Nos. 33-45973 and 811-06576
           BT Investment Limited Term U.S. Government Securities Fund

 ==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 7

                                       AND
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 10

                             BT PYRAMID MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
              (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: 617-423-0800

Philip W. Coolidge                       Copies to:    Burton M. Leibert, Esq.
Signature Broker-Dealer Services, Inc.                 Willkie Farr & Gallagher
6 St. James Avenue                                     One Citicorp Center
Boston, Massachusetts  02116                           153 East 53rd Street
(Name and Address of Agent for Service)                New York, New York  10022

It is proposed that this filing will become effective (check appropriate box)
---                                         ---
---  immediately upon filing pursuant to    --- on (date) pursuant to
     paragraph (b)                              paragraph (b)
---                                         ---

 x
---  60 days after filing pursuant to       --- on (date) pursuant to
     paragraph (a)(i)                           paragraph (a)(i)

---                                         ---
---  75 days after filing pursuant to       --- on (date) pursuant to
     paragraph (a)(ii)                          paragraph (a)(ii) of rule 485.


If appropriate, check the following box:
---
--- this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


SHORT/INTERMEDIATE U.S. GOVERNMENT SECURITIES PORTFOLIO HAS ALSO EXECUTED THIS REGISTRATION STATEMENT.

REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF BENEFICIAL INTEREST PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT WILL FILE THE NOTICE REQUIRED BY RULE 24F-2 ON FEBRUARY 29, 1996 FOR REGISTRANT'S FISCAL YEAR ENDING DECEMBER 31, 1995. REGISTRANT FILED THE NOTICE REQUIRED BY RULE 24F-2 ON MAY 26, 1995 FOR REGISTRANT'S FISCAL YEAR ENDED MARCH 31, 1995. REGISTRANT FILED THE NOTICE REQUIRED BY RULE 24F-2 ON OR ABOUT NOVEMBER 30, 1995 FOR REGISTRANT'S FISCAL YEAR ENDED SEPTEMBER 30, 1995.

===============================================================================

EXPLANATORY NOTE

         This Post-Effective Amendment No. 7 (the "Amendment") to the Registrant's registration statement on Form N-1A (the "Registration Statement") is being filed with respect to the BT Investment Limited Term U.S. Government Securities Fund (the "Fund"), a series of shares of the Registrant. The Amendment is being filed solely in order to add a combined prospectus to the Registration Statement through which the shares of the Fund will be offered. The Statement of Additional Information with respect to the Fund is hereby incorporated herein by reference.

         Pursuant to section (d) of Rule 485 under the Securities Act of 1933, the Amendment does not affect the effectiveness of any other amendment to the Registration Statement.

                             BT PYRAMID MUTUAL FUNDS

                 BT LIMITED TERM U.S. GOVERNMENT SECURITIES FUND

                                    FORM N-1A
                              CROSS REFERENCE SHEET

Part A
ITEM NO.                                 PROSPECTUS HEADINGS

 1.     Cover Page . . . . . . . . . .       Cover Page

 2.     Synopsis . . . . . . . . . . . .     The Funds -- Expense Summary

 3.     Condensed Financial
        Information  . . . . . . . . . .     Not applicable

 4.     General Description of
        Registrant . . . . . . . . . . .     Cover Page; The Funds--Who May Want
                                             to Invest; The Funds in Detail --
                                             Risk Factors and Certain Securities
                                             and Investment Practices

 5.     Management of the Fund . . . . .     The Funds -- Expense Summary; The
                                             Funds in Detail -- Management of
                                             the Trust and the Portfolios

 6.     Capital Stock and Other
        Securities . . . . . . . . . . .     Cover Page; The Funds in Detail --
                                             Performance; Your Account -- Types
                                             of Accounts, How to Buy Shares,
                                             How to Sell Shares; Shareholder
                                             and Account Policies -- Dividends,
                                             Capital Gains and Taxes, Exchange
                                             Restrictions, Sales Charge
                                             Reductions and Waivers, Additional
                                             Information About the Trust and
                                             Portfolios

 7.     Purchase of Securities Being
        Offered  . . . . . . . . . . . .     Your Account -- How to Buy Shares;
                                             Shareholder and Account Policies --
                                             Valuation Details, Exchange
                                             Restrictions, Sales Charge
                                             Reductions and Waivers

 8.     Redemption or Repurchase . . . .     Your Account -- How to Sell Shares;
                                             Shareholder and Account Policies --
                                             Valuation Details, Exchange
                                             Restrictions

 9.     Pending Legal Proceedings  . . .    Not applicable


Part B                                   Headings in Statement of
ITEM NO.                                 ADDITIONAL INFORMATION

10.     Cover Page . . . . . . . . . . .     Cover Page

11.     Table of Contents  . . . . . . .     Contents

12.     General Information and
        History  . . . . . . . . . . . .     Not applicable

13.     Investment Objectives and
        Policies . . . . . . . . . . . .     Investment Objective, Policies and
                                             Restrictions (Investment Objective,
                                             Policies and Risks)

14.     Management of the Fund . . .         Management of the Trust and
                                             Portfolio

15.     Control Persons and Principal
        Holders of Securities  . . . . .     See Prospectus -- "Organization of
                                             the Trust"

16.     Investment Advisory and Other
        Services . . . . . . . . . . . .     Management of the Trust and
                                             Portfolio

17.     Brokerage Allocation and Other
        Practices  . . . . . . . . . . .     Investment Objective, Policies and
                                             Restrictions (Investment Objective,
                                             Policies and Risks)

18.     Capital Stock and Other
        Securities . . . . . . . . . . .     Organization of the Trust; see
                                             Prospectus -- "Dividends,
                                             Distributions and Taxes" and
                                             "Organization of the Trust"

19.     Purchase, Redemption and Pricing
        of Securities Being Offered  . .     Valuation of Securities; Redemption
                                             in Kind (Purchase and Redemption
                                             Information; Net Asset Value)

20.     Tax Status . . . . . . . . . . .     Taxation (Taxes); see Prospectus --
                                            "Dividends, Distributions and Taxes"

21.     Underwriters . . . . . . . . . .     See Prospectus--"Management of the
                                             Trust and Portfolio"

22.     Calculations of Yield Quotations
        of Money Market Funds  . . . . .     Performance Information

23.     Financial Statements . . . . . .     Financial Statements

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this registration statement.

                             BT INVESTMENT FUNDS

                 LIMITED TERM U.S. GOVERNMENT SECURITIES FUND
                          INTERMEDIATE TAX FREE FUND
                      GLOBAL HIGH YIELD SECURITIES FUND
                          CAPITAL APPRECIATION FUND
                                SMALL CAP FUND
                          INTERNATIONAL EQUITY FUND
                          PACIFIC BASIN EQUITY FUND
                          LATIN AMERICAN EQUITY FUND

PROSPECTUS: APRIL 29, 1996

BT Investment Funds (the "Trust") is an open-end, management investment company (mutual fund) which currently consists of sixteen funds. With the exception of the Limited Term U.S. Government Securities Fund, each of the funds listed above (each, a "Fund") is a separate series of BT Investment Funds. Limited Term U.S. Government Securities Fund is a separate series of BT Pyramid Mutual Funds. (BT Investment Funds and BT Pyramid Mutual Funds are each a "Trust.")

UNLIKE OTHER OPEN-END MANAGEMENT INVESTMENT COMPANIES (MUTUAL FUNDS), EACH FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN A SEPARATE INVESTMENT COMPANY (A "PORTFOLIO") WITH AN IDENTICAL INVESTMENT OBJECTIVE. The investment performance of each Fund will correspond directly to the investment performance of the corresponding Portfolio. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER
FUND STRUCTURE" ON PAGE   .

Bankers Trust Company ("Bankers Trust") is the investment adviser (the "Adviser") of each Portfolio.

Please read this Prospectus before investing, and keep it on file for future reference. It contains important information, including how each Fund invests and the services available to shareholders.

To learn more about a Fund and its investments, investors can obtain a copy of that Fund's Statement of Additional Information (an "SAI"), dated April 28, 1995, or January 29, 1996, which contains the corresponding Portfolio's most recent financial report and portfolio listing. Each SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a free copy of this document, call the Trusts' Service Agent at 1-(800)-730-1313.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BANKERS TRUST OR ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
The Global High Yield Securities Portfolio and Latin American Equity Portfolio may invest in lower-quality debt securities, sometimes called "junk bonds." The Global High Yield Securities Portfolio may invest in these types of securities without limit. Investors should consider that these securities carry greater risks, such as the risk of default, than other debt securities. Refer to "Risk Factors and Certain Securities and Investment Practices --
Risks of Investing in High Yield Securities (Junk Bonds)" on page    for
further information.

The Latin American Equity Portfolio and Global High Yield Securities Portfolio may borrow money for investment in securities. Such leverage will exaggerate any increase or decrease the value of shares in the Funds. Borrowing also involves costs to the Portfolio. See "Risk Factors and Certain Securities and
Investment Practices -- Leverage" on page    herein. Each of the corresponding
Funds may be considered a speculative investment and is designed for aggressive investors.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             TABLE  OF  CONTENTS
------------------------------------------------------------------------------
                                                                          PAGE
 ..........................................................................

THE FUNDS ................................................................
  WHO MAY WANT TO INVEST
  INVESTMENT PRINCIPLES AND RISKS
  Each Fund's overall approach to investing.
  EXPENSE SUMMARY
  Each Fund's sales charges and annual operating expenses.

FINANCIAL HIGHLIGHTS .....................................................

THE FUNDS IN DETAIL ......................................................
  INVESTMENT OBJECTIVES AND POLICIES
  RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES
  SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE
  SECURITIES AND INVESTMENT PRACTICES
  PERFORMANCE
  How each Fund has done over time.
  MANAGEMENT OF THE TRUSTS AND THE PORTFOLIOS
  NET ASSET VALUE

PURCHASE AND REDEMPTION OF SHARES ........................................
  PURCHASE OF SHARES
  REDEMPTION OF SHARES
  EXCHANGE PRIVILEGE
  TAX-SAVING RETIREMENT PLANS

SHAREHOLDER AND ACCOUNT POLICIES .........................................
  DIVIDENDS, CAPITAL GAINS AND TAXES
  ADDITIONAL INFORMATION ABOUT THE TRUST AND PORTFOLIOS

APPENDIX .................................................................
------------------------------------------------------------------------------

                                    THE FUNDS

GLOBAL HIGH YIELD SECURITIES FUND'S investment objective is high current income from investment in a non-diversified portfolio of high yield, non-investment grade debt securities issued in many of the world's securities markets. Capital appreciation will be considered when consistent with the primary investment objective of high current income. See "Risk Factors and Certain Securities and Investment Practices."

CAPITAL APPRECIATION FUND'S investment objective is long-term capital growth; the production of any current income is secondary to this objective. The Portfolio invests primarily in growth-oriented common stocks of medium sized domestic corporations and, to a lesser extent, foreign corporations. See "Risk Factors and Certain Securities and Investment Practices."

SMALL CAP FUND'S investment objective is long-term capital growth; the production of any current income is secondary to this objective. The Portfolio seeks to provide long-term capital growth by investing primarily in equity securities of smaller sized growth companies. See "Risk Factors and Certain Securities and Investment Practices."

INTERNATIONAL EQUITY FUND'S investment objective is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Portfolio invests primarily in established companies based in developed countries outside the United States, but the Portfolio may also invest in emerging market securities. See "Risk Factors and Certain Securities and Investment Practices."

PACIFIC BASIN EQUITY FUND'S investment objective is long-term capital appreciation from investment primarily in the equity securities (or other securities with equity characteristics) of companies domiciled in, or doing business in the Pacific Basin region, other than Japan; the production of any current income is incidental to this objective. See "Risk Factors and Certain Securities and Investment Practices."

LATIN AMERICAN EQUITY FUND'S investment objective is long-term capital appreciation from investment primarily in the equity securities (or other securities with equity characteristics) of companies domiciled in, or doing business in, Latin America; the production of any current income is incidental to this objective. See "Risk Factors and Certain Securities and Investment Practices."

LIMITED TERM U.S. GOVERNMENT SECURITIES FUND'S investment objective is a high level of current income consistent with preservation of capital. The Portfolio invests 100% of its assets in short- and intermediate-term U.S. Government securities, including repurchase agreements secured by U.S. Government securities. See "Risk Factors and Certain Securities and Investment Practices."

INTERMEDIATE TAX FREE FUND'S investment objective is a high level of current income exempt from federal income tax consistent with moderate risk of capital. The Portfolio seeks to maintain a current yield that is greater than that generally obtainable from a portfolio of short-term tax-exempt obligations, subject to applicable quality restrictions. See "Risk Factors and Certain Securities and Investment Practices."

WHO MAY WANT TO INVEST
The Trust seeks to achieve the investment objective of each Fund by investing all the Assets of the Fund in the corresponding Portfolio. The Portfolios are Global High Yield Securities Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, International Equity Portfolio, Pacific Basin Equity Portfolio, Latin American Equity Portfolio, Short-Intermediate U.S. Government Securities Portfolio and Intermediate Tax Free Portfolio, respectively.

The Capital Appreciation Fund, Small Cap Fund, International Equity Fund, Pacific Basin Equity Fund, and Latin American Equity Fund are designed for investors who are willing to accept short-term domestic and/or foreign stock market fluctuations in pursuit of potentially high long-term returns. These Funds invest for growth and do not pursue income.

In addition, the International Equity Fund, Global High Yield Securities Fund, Latin American Equity Fund and Pacific Basin Equity Fund may also be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve an extra level of diversification and also participate in opportunities around the world.

Each Fund is not in itself a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund Shares, they may be worth more or less than what they originally paid for them.

INVESTMENT PRINCIPLES AND RISKS
The value of each Portfolio's investments varies based on many factors. The value of bonds fluctuates based on changes in domestic or foreign interest rates, the credit quality of the issuer, market conditions, and other economic and political news. In general, bond prices rise when interest rates fall, and vice versa. This effect is usually more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.

Stock values fluctuate, sometimes dramatically, in response to the activities of individual companies and general market and economic conditions. Over time, however, stocks have shown greater long-term growth potential than other types of securities.

Because many foreign investments are denominated in foreign currencies, changes in the value of these currencies can significantly affect a Fund's share price. General economic factors in the various world markets can also impact the value of an investor's investment, especially for securities in emerging markets. Many investments in emerging markets can be considered speculative, and therefore may offer higher income (for debt funds) and total return potential, but significantly greater risk.

Each of the Global High Yield Securities Fund and Portfolio is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and may invest a greater portion of its assets in a single issuer than a diversified fund. As a result, this Portfolio may be more susceptible to any single economic, political or regulatory occurrence than a diversified fund. See "Risk Factors and Certain Securities and Investment Practices -- Non-Diversified Fund" for more information. Each other Fund and Portfolio is classified as "diversified."

Bankers Trust may use various investment techniques to hedge a Portfolio's risks, but there is no guarantee that these strategies will work as intended. When an investor sells their Fund shares ("Shares"), they may be worth more or less than what they originally paid for them. See "Risk Factors and Certain Securities and Investment Practices" for more information.

EXPENSE SUMMARY
ANNUAL OPERATING EXPENSES are paid out of the assets of each Portfolio and Fund. Each Portfolio pays an investment advisory fee and an administrative services fee to Bankers Trust. Each Fund incurs expenses such as maintaining shareholder records and furnishing shareholder statements. Each Fund must provide financial reports.

The following table provides: (i) for the last fiscal year of that Fund and the corresponding Portfolio, the annual operating expenses of the Fund and expenses of the corresponding Portfolio, in the aggregate, as a percentage of average daily net assets of each Fund; and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in each Fund. THE TRUSTEES OF THE TRUST BELIEVE THAT THE AGGREGATE PER SHARE EXPENSES OF EACH FUND AND THE CORRESPONDING PORTFOLIO WILL BE LESS THAN OR APPROXIMATELY EQUAL TO THE EXPENSES WHICH THE FUND WOULD INCUR IF THE TRUST RETAINED THE SERVICES OF AN INVESTMENT ADVISER AND THE ASSETS OF EACH FUND WERE INVESTED DIRECTLY IN THE TYPE OF SECURITIES BEING HELD BY THE CORRESPONDING PORTFOLIO.

------------------------------------------------------------------------------
ANNUAL OPERATING EXPENSES (as a percentage of the average net assets of each Fund)

GLOBAL HIGH YIELD SECURITIES FUND
 ..............................................................................
Investment advisory fee (after reimbursement or waiver)                0.41%
12b-1 fees                                                             0.00
Other expenses (after reimbursements or waivers)                       1.09
 ..............................................................................
Total operating expenses (after reimbursements or waivers)             1.50%
 ..............................................................................

CAPITAL APPRECIATION FUND
 ..............................................................................
Investment advisory fee (after reimbursement or waiver)                0.52%
12b-1 fees                                                             0.00
Other expenses (after reimbursements or waivers)                       0.73
 ..............................................................................
Total operating expenses (after reimbursements or waivers)             1.25%
 ..............................................................................

SMALL CAP FUND
 ..............................................................................
Investment advisory fee (after reimbursement or waiver)                0.37%
12b-1 fees                                                             0.00
Other expenses (after reimbursements or waivers)                       0.88
 ..............................................................................
Total operating expenses (after reimbursements or waivers)             1.25%
 ..............................................................................

INTERNATIONAL EQUITY FUND
 ..............................................................................
Investment advisory fee (after reimbursement or waiver)                0.56%
12b-1 fees                                                             0.00
Other expenses (after reimbursements or waivers)                       0.94
 ..............................................................................
Total operating expenses (after reimbursements or waivers)             1.50%
 ..............................................................................

PACIFIC BASIN EQUITY FUND
 ..............................................................................
Investment advisory fee (after reimbursement or waiver)                0.74%
12b-1 fees                                                             0.00
Other expenses (after reimbursements or waivers)                       1.01
 ..............................................................................
Total operating expenses (after reimbursements or waivers)             1.75%
 ..............................................................................

LATIN AMERICAN EQUITY FUND
 ..............................................................................
Investment advisory fee (after reimbursement or waiver)                0.41%
12b-1 fees                                                             0.00
Other expenses (after reimbursements or waivers)                       1.59
 ..............................................................................
Total operating expenses (after reimbursements or waivers)             2.00%
 ..............................................................................

LIMITED TERM U.S. GOVERNMENT SECURITIES FUND
 ..............................................................................
Investment advisory fee (after reimbursement or waiver)                0.25%
12b-1 fees                                                             0.00
Other expenses (after reimbursements or waivers)                       0.35
 ..............................................................................
Total operating expenses (after reimbursements or waivers)             0.60%
 ..............................................................................

INTERMEDIATE TAX FREE FUND
 ..............................................................................
Investment advisory fee (after reimbursement or waiver)                0.37%
12b-1 fees                                                             0.00
Other expenses (after reimbursements or waivers)                       0.48
 ..............................................................................
Total operating expenses (after reimbursements or waivers)             0.85%
 ..............................................................................

EXPENSE TABLE EXAMPLE:
An investor would pay the following expenses assuming (1) 5% annual return and (2) redemption at the end of each time period:

EXAMPLES                                                                    1 YEAR         3 YEARS        5 YEARS       10 YEARS
 ................................................................................................................................
Global High Yield Securities Fund                                             $15            $47           $ 82           $179
Capital Appreciation Fund                                                     $13            $40           $ 69           $151
Small Cap Fund                                                                $13            $40           $ 69           $151
International Equity Fund                                                     $15            $47           $ 82           $179
Pacific Basin Equity Fund                                                     $18            $55           $ 95           $206
Latin American Equity Fund                                                    $20            $63           $108           $233
Limited Term U.S. Government Securities Fund                                  $ 6            $19           $ 33           $ 75
Intermediate Tax Free Fund                                                    $ 9            $27           $ 47           $105
--------------------------------------------------------------------------------------------------------------------------------

The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of a Fund. Bankers Trust has voluntarily agreed to waive a portion of its investment advisory fee with respect to each Portfolio. Without such waiver, each Portfolio's investment advisory fee would be equal to the following: Global High Yield Securities Portfolio -- 0.80% Capital Appreciation Portfolio -- 0.65%; Small Cap Portfolio -- 0.65%; International Equity Portfolio -- 0.65%; Pacific Basin Equity Portfolio -- 0.75%; Latin American Equity Portfolio -- 1.00%; Limited Term U.S. Government Securities Portfolio -- 0.25%; and Intermediate Tax Free Portfolio -- 0.40%. The expense table and the example reflect a voluntary undertaking by Bankers Trust or Signature Broker-Dealer Services, Inc. ("SBDS"), as the distributor (the "Distributor") of the Shares of each Fund, to waive or reimburse expenses such that the total aggregate operating expenses of each Fund and the corresponding Portfolio, for the fiscal year of that Fund and the corresponding Portfolio (as a percentage of the Fund's average daily net assets) will not exceed the following: Global High Yield Securities Fund -- 1.50%; Capital Appreciation Fund -- 1.25%; Small Cap Fund -- 1.25%; International Equity Fund -- 1.50%; Pacific Basin Equity Fund -- 1.75%; Latin American Equity Fund -- 2.00%. Limited Term U.S. Government Securities Fund -- 0.60%; Intermediate Tax Free Fund -- 0.85%. In the absence of this undertaking, "Total Operating Expenses" would have been as follows: Global High Yield Securities Fund -- 2.61%; Capital Appreciation Fund -- 1.57%; Small Cap Fund -- 1.59% International Equity Fund -- 1.83%; Pacific Basin Equity Fund -- 2.27%; Latin American Equity Fund -- 3.17%. Limited Term U.S. Government Securities Fund -- 0.84%; and Intermediate Tax Free Fund -- 1.13%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

While reimbursement of distribution expenses in amounts up to 0.20% of average net assets are authorized to be made pursuant to the Plan of Distribution under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") it is not expected that any payments will actually be made under that plan in the foreseeable future.

Exclusive of Bankers Trust private clients and retirement services group clients, this Fund is available for (a) accounts where an investment advisor or a financial planner has discretion over such account and the account holder pays such person as compensation for its advice and other services an annual fee of at least 0.50% on the assets in the account; (b) accounts established under a "wrap fee" program or formal asset allocation program where the account holder pays the program sponsor an annual fee of at least 0.50% on the assets in the account; and (c) accounts established through an automated clearing or similar system established for the use of investment professionals and through which purchases and redemptions are transmitted to the Fund on an omnibus basis.

For more information about each Fund's and each Portfolio's expenses see "Management of the Trust and the Portfolios" and "Valuation Details."

FUND FINANCIAL HIGHLIGHTS
The following tables show selected data for a share outstanding, total investment return ratios to average net assets and other supplemental data for each Fund for each of the periods indicated and has been audited by Coopers & Lybrand L.L.P., the Funds' independent accountants, whose report thereon appears in each Fund's Annual Report which is incorporated by reference in that Fund's SAI.

GLOBAL HIGH YIELD SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                             FOR THE PERIOD
                                                                                                           DECEMBER 14, 1993
                                                                                        FOR THE              (COMMENCEMENT
                                                                                       YEAR ENDED          OF OPERATIONS) TO
                                                                                   SEPTEMBER 30, 1995      SEPTEMBER 30, 1994
 .................................................................................................................................
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period                                                    $ 10.29                 $ 10.00
 .................................................................................................................................
Income from Investment Operations
  Net Investment Income                                                                    0.77                    0.31
  Net Realized and Unrealized (Loss) on Securities and Foreign Currency                   (0.41)                  (0.02)
 .................................................................................................................................
  Total from Investment Operations                                                         0.36                    0.29
 .................................................................................................................................
Less Dividends
  Distributions from Net Investment Income                                                (0.87)                   --
 .................................................................................................................................
Net Asset Value, End of Period                                                          $  9.78                 $ 10.29
 .................................................................................................................................
TOTAL INVESTMENT RETURN                                                                    4.28%                   3.66%*
RATIOS AND SUPPLEMENTAL DATA
Ratio of Net Investment Income to Average Net Assets                                       8.68%                   5.44%*
Ratio of Expenses to Average Net Assets, Including Expenses of the Global
  High Yield Securities Portfolio                                                          1.74%                   1.75%*
Decrease Reflected in Above Expense Ratio Due to Absorption of Expenses
  by Bankers Trust                                                                         0.87%                   1.08%*
Net Assets, End of Period (000's omitted)                                               $22,913                 $14,738
---------------------------------------------------------------------------------------------------------------------------------
*Annualized


CAPITAL APPRECIATION FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                                                                  MARCH 9, 1993
                                                                   FOR THE PERIOD                                 (COMMENCEMENT
                                                                 JANUARY 1, 1995 TO     FOR THE YEAR ENDED      OF OPERATIONS) TO
                                                                 SEPTEMBER 30, 1995      DECEMBER 31, 1994      DECEMBER 31, 1993
 .................................................................................................................................
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period                                  $ 12.10                 $ 11.72                $ 10.00
 .................................................................................................................................
Income from Investment Operations
  Net Investment (Loss)                                                 (0.07)                  (0.04)                 (0.01)
  Net Realized and Unrealized Gain on Securities                         4.80                    0.42                   1.73
 .................................................................................................................................
  Total from Investment Operations                                       4.73                    0.38                   1.72
 .................................................................................................................................
Net Asset Value, End of Period                                        $ 16.83                 $ 12.10                $ 11.72
 .................................................................................................................................
TOTAL INVESTMENT RETURN                                                 39.09%                   3.24%                 21.54%*
RATIOS AND SUPPLMENTAL DATA
Ratio of Net Investment (Loss) to Average Net Assets                    (0.65)%*                (0.57)%                (0.23)%*
Ratio of Expenses to Average Net Assets, Including
  Expenses of the Capital Appreciation Portfolio                         1.25%*                  1.25%                  1.25%*
Decrease Reflected in Above Expense Ratio Due to
  Absorption of Expenses by Bankers Trust                                0.32%*                  0.54%                  0.74%*
Net Assets, End of Period (000's omitted)                             $57,380                 $42,737                $17,573
---------------------------------------------------------------------------------------------------------------------------------
*Annualized


SMALL CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                                                                OCTOBER 21, 1993
                                                                                              FOR THE             (COMMENCEMENT
                                                                                            YEAR ENDED          OF OPERATIONS) TO
                                                                                        SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
 .................................................................................................................................
Selected Per Share Data
Net Asset Value, Beginning of Period                                                         $  11.60                $ 10.00
 .................................................................................................................................
Income from Investment Operations
  Net Investment (Loss)                                                                         (0.04)                 (0.03)
  Net Realized and Unrealized Gain on Securities                                                 6.94                   1.63
 .................................................................................................................................
  Total from Investment Operations                                                               6.90                   1.60
 .................................................................................................................................
Net Asset Value, End of Period                                                               $  18.50                $ 11.60
 .................................................................................................................................
TOTAL INVESTMENT RETURN                                                                         59.48%                 17.06%*
RATIOS AND SUPPLEMENTAL DATA
Ratio of Net Investment (Loss) to Average Net Assets                                            (0.46%)                (0.58%)*
Ratio of Expenses to Average Net Assets, Including Expenses of the Small Cap
  Portfolio                                                                                      1.25%                  1.25%*
Decrease Reflected in Above Expense Ratio Due to Absorption of Expenses by
  Bankers Trust                                                                                  0.34%                  0.86%*
Net Assets, End of Period (000's omitted)                                                    $122,935                $21,332
-----------------------------------------------------------------------------------------------------------------------------------
*Annualized


INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                                        FOR THE YEAR ENDED       AUGUST 4, 1992
                                                                   FOR THE PERIOD           DECEMBER 31,          (COMMENCEMENT
                                                                 JANUARY 1, 1995 TO    --------------------     OF OPERATIONS) TO
                                                                 SEPTEMBER 30, 1995      1994         1995      DECEMBER 31, 1993
 .................................................................................................................................
Selected Per Share Data
Net Asset Value, Beginning of Period                                  $ 13.37          $ 13.18     $  9.75             $10.00
 .................................................................................................................................
Income from Investment Operations
  Net Investment Income                                                  0.14             0.10        0.05               0.03
  Net Realized and Unrealized Gain (Loss) on Securities and
    Foreign Currency                                                     1.97             0.44        3.60              (0.28)
 .................................................................................................................................
  Total from Investment Operations                                       2.11             0.54        3.65              (0.25)
 .................................................................................................................................
Less Dividends and Distributions
  Dividends from Net Investment Income                                  (0.00)+          (0.09)      (0.15)              --
  Distributions from Net Realized Gain from Securities
    Transactions                                                        (0.01)           (0.26)      (0.07)              --
 .................................................................................................................................
  Total Dividends and Distributions                                     (0.01)           (0.35)      (0.22)              --
 .................................................................................................................................
Net Asset Value, End of Period                                        $ 15.47          $ 13.37      $ 13.18            $ 9.75
 .................................................................................................................................
TOTAL INVESTMENT RETURN                                                 15.82%            4.12%       37.38%            (6.01%)*
RATIOS AND SUPPLEMENTAL DATA
Ratio of Net Investment Income to Average Net Assets                     1.55%*           0.84%        0.79%             0.97%*
Ratio of Expenses to Average Net Assets, Including Expenses of the
  International Equity Portfolio                                         1.50%*           1.50%        1.50%             1.50%*
Decrease Reflected in Above Expense Ratio Due to
  Absorption of Expenses by Bankers Trust                                0.33%*           0.37%        0.62%             1.36%*
Net Assets, End of Period (000's omitted)                             $82,807          $56,020      $33,869            $8,218
---------------------------------------------------------------------------------------------------------------------------------
*Annualized
+Less Than $0.01 Per Share


PACIFIC BASIN EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                                                                NOVEMBER 1, 1993
                                                                                              FOR THE             (COMMENCEMENT
                                                                                            YEAR ENDED          OF OPERATIONS) TO
                                                                                        SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
 .................................................................................................................................
Selected Per Share Data
Net Asset Value, Beginning of Period                                                          $ 11.82                $ 10.00
 .................................................................................................................................
Income from Investment Operations
  Net Investment Income (Loss)                                                                   0.01                  (0.04)
  Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency                    (0.49)                  1.86
 .................................................................................................................................
  Total from Investment Operations                                                              (0.48)                  1.82
 .................................................................................................................................
Less Distributions
  Distributions from Net Realized Gain from Securities Transactions                             (0.38)                 --
 .................................................................................................................................
Net Asset Value, End of Period                                                                $ 10.96                $ 11.82
 .................................................................................................................................
TOTAL INVESTMENT RETURN                                                                         (3.87%)                20.11%*
RATIOS AND SUPPLEMENTAL DATA
Ratio of Net Investment Income (Loss) to Average Net Assets                                      0.12%                 (0.59%)*
Ratio of Expenses to Average Net Assets, Including Expenses of the
  Pacific Basin Equity Portfolio                                                                 1.75%                  1.75%*
Decrease Reflected in Above Expense Ratio Due to Absorption of
  Expenses by Bankers Trust                                                                      0.52%                  0.60%*
Net Assets, End of Period (000's omitted)                                                     $24,504                $25,362
---------------------------------------------------------------------------------------------------------------------------------
*Annualized


LATIN AMERICAN EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FOR THE PERIOD
                                                                                                                OCTOBER 25, 1993
                                                                                              FOR THE             (COMMENCEMENT
                                                                                            YEAR ENDED          OF OPERATIONS) TO
                                                                                        SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
 .................................................................................................................................
Selected Per Share Data
Net Asset Value, Beginning of Period                                                          $ 14.59                $ 10.00
 .................................................................................................................................
Income from Investment Operations
  Net Investment Income                                                                          0.03                   0.00#
  Net Realized and Unrealized Gain (Loss) on Securities and Foreign Currency                    (5.92)                  4.59
 .................................................................................................................................
  Total from Investment Operations                                                              (5.89)                  4.59
 .................................................................................................................................
Less Distributions
  Distributions from Net Realized Gain from Securities Transactions                             (0.20)                 --
 .................................................................................................................................
Net Asset Value, End of Period                                                                $  8.50                $ 14.59
 .................................................................................................................................
TOTAL INVESTMENT RETURN                                                                        (40.68%)                50.01%*
RATIOS AND SUPPLEMENTAL DATA
Ratio of Net Investment Income to Average Net Assets                                             0.29%                  0.03%*
Ratio of Expenses to Average Net Assets, Including Expenses of
  the Latin American Equity Portfolio                                                            2.00%                  2.00%*
Decrease Reflected in Above Expense Ratio Due to Absorption of
  Expenses by Bankers Trust                                                                      1.17%                  1.27%*
Net Assets, End of Period (000's omitted)                                                     $13,624                $27,489
---------------------------------------------------------------------------------------------------------------------------------
*Annualized
#Less than $0.01 per share


LIMITED TERM U.S. GOVERNMENT SECURITIES FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                                                                                                  AUGUST 24, 1992
                                                                         FOR THE YEAR ENDED DECEMBER 31,           (COMMENCEMENT
                                                                      --------------------------------------     OF OPERATIONS) TO
                                                                        1995           1994           1993       DECEMBER 31, 1992
 .................................................................................................................................
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period                                  $  9.61        $ 10.06        $  9.93           $ 10.00
 .................................................................................................................................
Income from Investment Operations
  Net Investment Income                                                  0.57           0.44           0.41              0.14
  Net Realized and Unrealized Gain (Loss) on Securities                  0.35          (0.45)          0.20             (0.07)
 .................................................................................................................................
  Total from Investment Operations                                       0.92          (0.01)          0.61              0.07
 .................................................................................................................................
Less Dividends and Distributions
  Dividends from Net Investment Income                                  (0.57)         (0.44)         (0.41)            (0.14)
  Distributions from Net Realized Gain from Security Transactions        --             --            (0.07)            --
 .................................................................................................................................
  Total Dividends and Distributions                                     (0.57)         (0.44)         (0.48)            (0.14)
 .................................................................................................................................
Net Asset Value, End of Period                                        $  9.96        $  9.61        $ 10.06           $  9.93
 .................................................................................................................................
TOTAL INVESTMENT RETURN                                                  9.81%         (0.08%)         6.21%             2.02%*
RATIOS AND SUPPLMENTAL DATA
Ratio of Net Investment Income to Average Net Assets                     5.81%          4.69%          4.35%             4.08%*
Ratio of Expenses to Average Net Assets, Including Expenses of the
  Short/Intermediate U.S. Government Securities Portfolio                0.60%          0.60%          0.60%             0.60%*
Decrease Reflected in Above Expense Ratio Due to Absorption of
  Expenses by Bankers Trust                                              0.24%          0.34%          1.43%             5.60%*
Net Assets, End of Period (000's omitted)                             $29,870        $31,302        $ 3,462           $ 3,188
---------------------------------------------------------------------------------------------------------------------------------
*Annualized


INTERMEDIATE TAX FREE FUND
------------------------------------------------------------------------------
                                                                                                                  FOR THE PERIOD
                                                                                                                   JULY 20, 1992
                                                                         FOR THE YEAR ENDED DECEMBER 31,           (COMMENCEMENT
                                                                      --------------------------------------     OF OPERATIONS) TO
                                                                        1995           1994           1993       DECEMBER 31, 1992
 .................................................................................................................................
SELECTED PER SHARE DATA
Net Asset Value, Beginning of Period                                  $  9.72        $ 10.54        $  9.99           $ 10.00
 .................................................................................................................................
Income from Investment Operations
  Net Investment Income                                                  0.47           0.42           0.41              0.16
  Net Realized and Unrealized Gain (Loss) on Securities                  0.84          (0.82)          0.57             (0.01)
 .................................................................................................................................
  Total from Investment Operations                                       1.31          (0.40)          0.98              0.15
 .................................................................................................................................
Less Dividends and Distributions
  Dividends from Net Investment Income                                  (0.47)         (0.42)         (0.41)            (0.16)
  Distributions from Net Realized Gain from Security Transactions        --             --            (0.02)            --
 .................................................................................................................................
  Total Dividends and Distributions                                     (0.47)         (0.42)         (0.43)            (0.16)
 .................................................................................................................................
Net Asset Value, End of Period                                        $ 10.56        $  9.72        $ 10.54           $  9.99
 .................................................................................................................................
TOTAL INVESTMENT RETURN                                                 13.71%         (3.81%)         9.94%             3.42%*
RATIOS AND SUPPLMENTAL DATA
Ratio of Net Investment to Average Net Assets                            4.58%          4.20%          3.88%             3.72%*
Ratio of Expenses to Average Net Assets, Including Expenses of the
  Intermediate Tax Free Portfolio                                        0.85%          0.85%          0.85%             0.85%*
Decrease Reflected in Above Expense Ratio Due to Absorption of
  Expenses by Bankers Trust                                              0.28%          0.36%          0.35%             0.80%*
Net Assets, End of Period (000's omitted)                             $22,213        $25,303        $31,709           $ 9,992
---------------------------------------------------------------------------------------------------------------------------------
*Annualized

                               THE FUNDS IN DETAIL

INVESTMENT OBJECTIVES AND POLICIES
The Trust seeks to achieve the investment objective of each Fund by investing all of its Assets in the corresponding Portfolio, which has the same investment objective as the Fund. Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio. Additional information about the investment policies of each Portfolio appears in "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the Funds' SAI. There can be no assurance that the investment objective of either a Fund or the corresponding Portfolio will be achieved.

The GLOBAL HIGH YIELD SECURITIES PORTFOLIO'S investment objective is high current income from investment in a non-diversified portfolio of high yield non-investment grade debt securities issued in many of the world's securities markets. Capital appreciation will be considered when consistent with the primary investment objective of high current income. The Portfolio intends to invest in Brady bonds and other sovereign debt and in high risk, lower quality debt securities commonly referred to as "junk bonds" and regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation as well as in the debt securities of issuers located in emerging markets, Brady bonds and other sovereign debt.

Under normal circumstances, at least 65% of the Portfolio's assets will be invested in high yield, non-investment grade debt securities of both governmental and corporate issuers in both the major industrialized markets and the so-called "emerging markets." See "Risk Factors and Certain Securities and Investment Practices -- Risks of Investing in Foreign Securities" and "-- Risk of Investing in Emerging Markets."

Although Bankers Trust considers both industrialized and emerging countries eligible for investment pursuant to the Portfolio's objective, the Portfolio will not be invested in all such markets at all times. Furthermore, investing in some emerging markets may be neither feasible nor desirable from time to time, due to the lack of adequate custodial arrangements for the Portfolio's assets, exchange controls and overly burdensome repatriation rules, the lack of organized and liquid securities markets, and unacceptable political risks. Under normal circumstances, the Portfolio will invest in at least three emerging markets countries. See "Risk Factors and Certain Securities and Investment Practices -- Risks of Investing in Foreign Securities" and " -- Risk of Investing in Emerging Markets."

The Portfolio generally invests in securities which are rated BBB or lower by Standard & Poor's Corporation ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of Bankers Trust. Securities which are rated BBB by S&P or Baa by Moody's possess some speculative characteristics. A description of the rating categories is attached to this Prospectus. THERE IS NO LOWER LIMIT WITH RESPECT TO THE RATING CATEGORIES FOR SECURITIES IN WHICH THE PORTFOLIO MAY INVEST. See "Risk Factors and Certain Securities and Investment Practices -- Risks of Investing In High Yield Securities (Junk Bonds)."

The Portfolio is not required to dispose of debt securities whose credit quality declines at some point after the security is purchased; however, no more than 25% of the Portfolio's assets will be invested at any time in securities rated less than CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust. S&P's lowest rating for bonds is CI, which is reserved for income bonds on which no interest is being paid and D, which is reserved for debt in default and in respect of which payment of interest or repayment of principal is in arrears. Moody's lowest rating is C, which is applied to bonds which have extremely poor prospects for ever attaining any real investment standing. The Portfolio may, from time to time, purchase defaulted debt securities if, in the opinion of Bankers Trust, the issuer may resume interest payments in the near future. The Portfolio will not invest more than 10% of its total assets (at the time of purchase) in defaulted debt securities, which may be illiquid. Other than as set forth above, there is no restriction on the percentage of the Portfolio's assets which may be invested in bonds of a particular rating.

The Portfolio invests in debt obligations allocated among diverse markets and denominated in various currencies, including multi-currency units such as European Currency Units ("ECUs"). The Portfolio may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency (or multi-currency unit) of another country.

The Portfolio is classified as a "non-diversified" fund under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in a single issuer. The Portfolio may, therefore, invest in the securities of individual issuers to a greater degree than a diversified fund and may be more susceptible to any single economic, political or regulatory occurrence affecting those issuers. However, in order to enable the Fund (and other registered investment companies which may in the future invest all their assets in the Portfolio) to qualify as a regulated investment company (a "RIC") the Portfolio must comply with the diversification requirement of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for U.S. federal income tax purposes. See "Risk Factors and certain Securities and Investment Practices -- Non-Diversified Fund" herein.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: short-term investments, floating rate bonds, zero coupon bonds, sovereign and supranational debt obligations, Brady bonds, loan participations and assignments, convertible bonds, preferred stock, foreign currency exchange transactions, options on foreign currencies, options on foreign bond indices, futures contracts on foreign bond indices, options on futures contracts, Rule 144A securities, when-issued or delayed delivery securities, securities lending, repurchase agreements and reverse repurchase agreements. See "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the SAI for further information.

The Portfolio may borrow money for investment purposes. See "Risk Factors and Certain Securities and Investment Practices -- Leverage."

The CAPITAL APPRECIATION PORTFOLIO'S investment objective is long-term capital growth; the production of any current income is secondary to this objective. The Portfolio invests primarily in growth-oriented common stocks of medium-sized domestic corporations and, to a lesser extent, foreign corporations.

Bankers Trust employs a flexible investment program in pursuit of the Portfolio's investment objective. The Portfolio is not restricted to investments in specific market sectors. The Portfolio may invest in any market sectors and in companies of any size and may take advantage of any investment opportunity with attractive long-term prospects. The Adviser takes advantage of its market access and the research available to it to select investments in promising growth companies that are involved in new technologies, new products, foreign markets and special developments, such as research discoveries, acquisitions, recapitalizations, liquidations or management changes, and companies whose stock may be undervalued by the market. These situations are only illustrative of the types of investment the Portfolio may make. The Portfolio is free to invest in any common stock which in the Adviser's judgment provides above average potential for long-term growth of capital and income.

The Portfolio will generally invest a majority of its assets in equity securities of medium-sized companies (companies with a market capitalization of between $500 million and $2 billion), but may invest in securities of companies having various levels of market capitalization, including smaller companies whose securities may be more volatile and less liquid than securities issued by larger companies with higher levels of net worth. Investments will be in companies in various industries. Industry and company fundamentals along with key investment themes and various quantitative screens will be used in the investment process. Criteria for selection of individual securities include the issuer's competitive environment and position, prospects for growth, managerial strength, earnings momentum and quality, underlying asset value, relative market value and overall marketability. The Portfolio will follow a disciplined selling process to lessen market risks.

The Portfolio may also invest up to 25% of its assets in similar securities of foreign issuers. For further information on foreign investments see "Risk Factors and Certain Securities and Investment Practices -- Risks of Investing in Foreign Securities."

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: short-term investments, options on stocks, options on stock indices, futures contracts on stock indices, options on futures contracts, foreign currency exchange transactions, options on foreign currencies, Rule 144A securities, when-issued and delayed delivery securities, securities lending, and repurchase agreements. See "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the SAI for further information.

The SMALL CAP PORTFOLIO'S investment objective is long-term capital growth; the production of any current income is secondary to this objective.

The Portfolio seeks to provide long term capital growth by investing primarily in equity securities of smaller U.S. companies. The Portfolio's policy is to invest in equity securities of smaller companies that Bankers Trust believes are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth. The Adviser will select companies which have the potential to gain market share in their industry, achieve and maintain high consistent profitability or produce increases in earnings. The Adviser also seeks companies with strong company management and superior fundamental strength.

The Adviser employs a flexible investment program in pursuit of the Portfolio's investment objective. The Portfolio is free to invest in any common stock which in the Adviser's judgement provides above average potential for long-term growth of capital and income.

Under normal market conditions, the Portfolio will invest at least 65% of its assets in smaller companies (with market capitalizations less than $750 million at time of purchase) that offer strong potential for capital growth. Small capitalization companies have the potential to show earnings growth over time that is well above the growth rate of the overall economy. The Portfolio may also invest in larger, more established companies that the Adviser believes may offer the potential for strong capital growth due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities. The Portfolio will follow a disciplined selling process to lessen market risks.

For temporary defensive purposes, when in the opinion of the Adviser that market conditions so warrant, the Portfolio may invest all or a portion of its Assets in common stocks of larger, more established companies or in fixed-income securities or short-term money market securities. To the extent the Portfolio is engaged in temporary defensive investments, the Portfolio will not be pursuing its investment objective.

The Portfolio may also invest up to 25% of its assets in similar securities of foreign issuers. For further information on foreign investments see "Risk Factors and Certain Securities and Investment Practices -- Risks of Investing in Foreign Securities."

Other Investments and Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: short-term investments, options on stocks, options on stock indices, futures contracts on stock indices, options on future contracts, foreign currency exchange transactions, options on foreign currencies, Rule 144A securities, when-issued and delayed delivery securities, securities lending and repurchase agreements. See "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the SAI for further information.

The INTERNATIONAL EQUITY PORTFOLIO'S investment objective is long-term capital appreciation from investment in foreign equity securities (or other securities with equity characteristics); the production of any current income is incidental to this objective. The Portfolio invests primarily in established companies based in developed countries outside the United States, but the Portfolio also invests in securities of issuers in emerging markets. See "Risk Factors and Certain Securities and Investment Practices -- Risks of Investing in Foreign Securities" and "-- Risk of Investing in Emerging Markets." Under normal circumstances, the Portfolio will invest at least 65% of the value of its total assets in the equity securities of issuers based in at least three countries other than the United States. The Portfolio's investments will generally be diversified among several geographic regions and countries.

In countries and regions with well-developed capital markets where more information is available, Bankers Trust will seek to select individual investments for the Portfolio. Criteria for selection of individual securities include the issuer's competitive position, prospects for growth, managerial strength, earnings quality, underlying asset value, relative market value and overall marketability. The Portfolio may invest in securities of companies having various levels of net worth, including smaller companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, to the extent available and consistent with applicable regulations, the Portfolio may seek to achieve country exposure through use of options or futures based on an established local index or through investment in other registered investment companies rather than investing directly in individual securities. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: short-term investments, foreign currency exchange transactions, options on foreign currencies, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, options on futures contracts, Rule 144A securities, when-issued and delayed delivery securities, securities lending and repurchase agreements. See "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the SAI for further information.

The PACIFIC BASIN EQUITY PORTFOLIO'S investment objective is long-term capital appreciation from investment primarily in the equity securities (or other securities with equity characteristics) of companies domiciled in, or doing business in the Pacific Basin region, other than Japan; the production of any current income is incidental to this objective. Investment in such securities involves certain considerations which are not normally involved in investment in securities of U.S. issuers, and an investment in the Fund may be considered speculative.

For purposes of this Prospectus, "issuers domiciled in, or doing business in, the Pacific Basin region (other than Japan)" shall include securities of issuers: (1) which are organized under the laws of Pacific Basin countries (see below); (2) for which the principal securities trading market is in a Pacific Basin country; or (3) which derive a significant proportion (at least 50 percent) of their revenues or profits from goods produced or sold, investments made, or services performed in the countries of the Pacific Basin or which have at least 50 percent of their assets situated in the countries of the Pacific Basin. It is expected under normal conditions that at least 65% of the Portfolio's assets will be invested in the equity securities of issuers located in at least three countries in the Pacific Basin.

For the purpose of this Prospectus, the "Pacific Basin" includes, but is not limited to, the following countries: Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the Philippines, the People's Republic of China ("China"), Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam. See "Risk Factors and Certain Securities and Investment Practices -- Risks of Investing in Foreign Securities" and "-- Risks of Investing in Emerging Markets" in this Prospectus and "Risk Factors and Certain Securities and Investment Practices -- Risks of Investing in China and China Region" in the SAI.

The Portfolio will be managed using a disciplined, value-oriented investment philosophy that stresses the inherent value of, and the medium term outlook for, the companies under examination. Experience has proven that often the real basis of a business is quite different from that perceived by the market: a misconception that usually results in its shares trading below its true business or replacement value. The exploitation of this "perception/reality" gap is a hallmark of the investment style that has been adopted for the Portfolio, and a potential source of value for its investors.

"Value" investing means trying to find companies which are mispriced by the market for reasons of neglect, fashion or misconception. These opportunities arise out of legislative changes, industrial restructuring and technology advancements, for example. As a result, Bankers Trust and the sub-investment adviser attach great importance to analyzing trends and accessing possible breaks with traditional price patterns. At the company level, the emphasis is placed on assessing the inherent "business" value of the firm. While this often varies from the stock market's valuation, the Adviser and the sub-investment adviser believe a company's stock price tends to gravitate to their "business" value over time.

The Portfolio's investments will generally be diversified among several geographic regions and countries in the Pacific Basin. Criteria for determining the appropriate distribution of investment among various countries and regions include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of alternative opportunities available to international investors.

The Portfolio will not invest more than 20% of the value of its total assets in issuers domiciled in China.

In countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, to the extent available and consistent with applicable regulations, the Portfolio may seek to achieve country exposure through the use of options on futures based on an established local index or through investment in other registered investment companies. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted unlisted securities.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: short-term investments, foreign currency exchange transactions, options on foreign currencies, ADRs, GDRs and EDRs, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, options on futures contracts, 144A securities, when-issued and delayed delivery securities, securities lending and repurchase agreements. See "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the SAI for further information.

The LATIN AMERICAN EQUITY PORTFOLIO'S investment objective is long-term capital appreciation from investment primarily in the equity securities (or other securities with equity characteristics) of companies domiciled in, or doing business in, Latin America; the production of any current income is incidental to this objective. Investment in such securities involves certain considerations which are not normally involved in investment in securities of U.S. issuers, and an investment in the Fund may be considered speculative. See "Risk Factors and Certain Securities and Investment Practices -- Risks of Investing in Foreign Securities" and "-- Risk of Investing in Emerging Markets" herein and "Foreign
Securities: Special Consideration Concerning Latin America" in the SAI. It is expected under normal conditions that at least 65% of the Portfolio's total assets will be invested in the equity securities of Latin American issuers.

The Fund may borrow money for investment purposes. See "Risk Factors and Certain Securities and Investment Practices -- Leverage."

The Portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

For purposes of this Prospectus, "Latin America" is defined as Mexico, and all countries in Central America and South America, including Argentina, Brazil, Chile, Colombia, Peru and Venezuela.

As used in this Prospectus, "securities of Latin American issuers" is defined as: (i) securities of companies the principal securities trading market for which is in Latin America; (ii) securities, traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in Latin America or sales made in Latin America; (iii) securities of companies organized under the laws of, and with a principal office in, Latin America; or (iv) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such a country. Determinations as to eligibility will be made by Bankers Trust, under the supervision of the Board of Trustees of BT Investment Portfolios, based on publicly available information and inquiries made to the issuers.

Bankers Trust intends to consider investment only in those countries in Latin America in which it believes investing is feasible and does not involve undue political risks. As of the date of this Prospectus, this list included Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela. Under normal circumstances, the Portfolio's investments will be diversified among at least three Latin American countries.

The Portfolio may invest in securities of companies having various levels of net worth, including small companies whose securities may be more volatile than securities offered by larger companies with higher levels of net worth.

In other countries and regions where capital markets are underdeveloped or not easily accessed and information is difficult to obtain, the Portfolio may choose to invest only at the market level. Here, to the extent available and consistent with applicable regulations, the Portfolio may seek to achieve country exposure through the use of options or futures based on an established local index or through investment in other registered investment companies. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

Fixed Income Investments. For purposes of seeking capital appreciation, the Portfolio may invest up to 35% of its total assets in debt securities of Latin American issuers which are rated at least C by S&P or Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust. As an operating policy, which may be changed by the Board of Trustees of BT Investment Portfolios, the Portfolio will not invest more than 10% of its total assets in debt securities rated BBB or lower by S&P or Baa or lower by Moody's. Securities which are rated BBB by S&P or Baa by Moody's possess speculative characteristics. Bonds rated C by S&P are of the lowest quality and may be used when the issuer has filed a bankruptcy petition, but debt payments are still being paid. Moody's lowest rating is C, which is applied to bonds which have extremely poor prospects of ever attaining any real investment standing. See "Risk Factors and Certain Securities and Investment Practices -- Risks of Investing in High Yield Securities (Junk Bonds)." Certain debt securities can provide the potential for capital appreciation based on various factors such as changes in interest rates, economic and market conditions, improvement in an issuer's ability to repay principal and pay interest and ratings upgrades. Additionally, convertible bonds offer the potential for capital appreciation through the conversion feature, which enables the holder of the bond to benefit from increases in the market price of the securities into which they are convertible.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: Brady bonds, foreign currency exchange transactions, options on foreign currencies, ADRs, GDRs and EDRs, options on stocks, options on foreign stock indices, futures contracts on foreign stock indices, options on futures contracts, when-issued and delayed delivery securities, Rule 144A securities, short-term investments, repurchase agreements, reverse repurchase agreements and securities lending. See "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the SAI for further information.

The SHORT/INTERMEDIATE U.S. GOVERNMENT SECURITIES PORTFOLIO (LIMITED TERM U.S. GOVERNMENT SECURITIES FUND), investment objective is a high level of current income consistent with preservation of capital. The Portfolio invests 100% of its assets in short- and intermediate-term U.S. Government securities, including repurchase agreements secured by U.S. Government securities.

In selecting securities for the Portfolio, Bankers Trust attempts to maintain the Portfolio's overall sensitivity to interest rates in a range similar to that of short-term to intermediate-term government bonds and notes with weighted average maturities of two to five years. Because the Portfolio may invest in mortgage securities whose prices are less sensitive to interest rates than their relatively long maturities would suggest, the Portfolio's dollar-weighted average maturity may be longer than five years from time to time, but will not exceed seven years under normal conditions. The Portfolio may hold individual securities with remaining maturities of more than seven years as long as the Portfolio's dollar-weighted average maturity remains within the above limit. The remaining maturities of individual securities, excluding mortgage securities, will normally not exceed ten years.

"U.S. Government securities" as used in this Prospectus means securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities have varying degrees of government backing. They may be backed by the credit of the government as a whole or only by the issuing agency. Securities issued by certain agencies are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. There is no assurance that the U.S. government will support the obligations of its agencies or instrumentalities if it is not required to do so by law. U.S. Treasury bonds, notes and bills, and some agency securities, such as those issued by the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. The Fund itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see "Risk Factors and Certain Securities and Investment Practices."

The Portfolio may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When Bankers Trust believes market conditions warrant a temporary defensive position, the Portfolio may invest up to 100% of its assets in these instruments.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: repurchase agreements, when-issued and delayed delivery securities, Rule 144A securities, securities lending, mortgage-backed securities, collateralized mortgage obligations, zero coupon securities, and options and futures. See "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the SAI for more information.

The INTERMEDIATE TAX FREE PORTFOLIO investment objective is a high level of current income exempt from federal income tax consistent with moderate risk of capital. The Portfolio intends to manage its holdings actively. Portfolio transactions are undertaken principally to accomplish the Portfolio's investment objective in relation to expected movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.

The Portfolio seeks to maintain a current yield that is greater than that generally obtainable from a portfolio of short-term tax-exempt obligations, subject to applicable quality restrictions. The Portfolio seeks to increase yields by adjusting the average maturity of its portfolio in light of prevailing market conditions and credit considerations. The Portfolio will normally consist of a portfolio of securities with a weighted average maturity of three to ten years. The remaining maturity of securities generally will not exceed 20 years at the time of investment. The Portfolio adjusts its holdings of long-term and short-term debt securities to reflect its assessment of prospective changes in interest rates, which may adversely affect current income. The success of this strategy depends upon the ability of Bankers Trust, as the investment adviser (the "Adviser"), to forecast changes in interest rates.

The value of securities held by the Portfolio will generally fluctuate inversely with changes in prevailing interest rates and will also be affected by changes in the creditworthiness of issuers and other market factors. The quality criteria applied in the selection of Portfolio securities are intended to minimize adverse price changes due to credit considerations. The value of municipal securities in the Portfolio can also be affected by market reaction to legislative consideration of various tax reform proposals. Although the value of the assets of the Portfolio and the net asset value of the Fund will fluctuate, the Portfolio attempts to conserve the value of its assets to the extent consistent with its objective.

The Portfolio attempts to invest 100% of its assets in tax-exempt municipal securities; however the Portfolio is permitted to invest up to 20% (or greater while maintaining a temporary defensive position) of the value of its total assets in securities, the interest income on which is subject to Federal income or alternative minimum tax. The Portfolio may make taxable investments pending investment of proceeds of tax-exempt securities, pending settlement of purchases of portfolio securities, to maintain liquidity to meet redemptions or when it is advisable in Bankers Trust's opinion because of adverse market conditions. The taxable investments permitted for the Portfolio include obligations of the U.S. and its agencies and instrumentalities, bank obligations, commercial paper and repurchase agreements and other debt securities which meet the Portfolio's quality requirements.

Municipal Securities. The Intermediate Tax Free Portfolio may invest in notes and bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities. These obligations may be general obligation instruments secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest, or they may be revenue instruments payable from specific revenue sources, but not generally backed by the issuer's taxing power. These include industrial development bonds where payment is the responsibility of the private industrial user of the facility financed by the instruments.

Short-Term Municipal Investments. For temporary defensive purposes or for purposes of liquidity, the assets of the Intermediate Tax Free Portfolio may be invested in short-term municipal obligations. These short-term obligations include municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds and project notes, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations. The interest rate on variable rate demand notes is adjustable at periodic intervals as specified in the notes. Master demand obligations permit the investment of fluctuating amounts at periodically adjusted interest rates. Although master demand obligations are not marketable to third parties, the Portfolio considers them to be liquid because they are payable on demand. There is no specific percentage limitation on these investments. The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various arrangements with domestic or foreign financial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered when investment quality is evaluated. These obligations will be of comparable quality to municipal bonds and will be purchased in anticipation of a declining market and rising interest rates, pending purchase of longer term investments or to maintain liquidity to meet redemptions. The amortized cost method is used by the Portfolio to value municipal securities with maturities of less than 60 days; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

Other Investments and Investment Techniques. The Portfolio may also utilize the following investments and investment techniques and practices: puts, zero coupon municipal securities, repurchase agreements, Rule 144A securities, when-issued and delayed delivery securities, and options and futures contracts. See "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the SAI for more information.

RISK FACTORS AND CERTAIN SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a Portfolio may invest and strategies Bankers Trust may employ in pursuit of a Portfolio's investment objective. A summary of risks and restrictions associated with these instrument types and investment practices is included as well.

Bankers Trust may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help a Portfolio achieve its goal. Holdings and recent investment strategies are described in the financial reports of a Fund and the corresponding Portfolio, which are sent to Fund shareholders twice a year. For a free SAI or financial report, call an Investment Professional.

RISKS OF INVESTING IN FOREIGN SECURITIES
Investors should realize that investing in securities of foreign issuers involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Investors should realize that the value of a Portfolio's foreign investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of the net assets of a Portfolio as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. In order to protect against uncertainty in the level of future foreign currency exchange rates, each Portfolio is also authorized to enter into certain foreign currency exchange transactions. Furthermore, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. Finally, there may be less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

RISK OF INVESTING IN EMERGING MARKETS
The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States; the world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

Investment in securities of issuers based in underdeveloped countries entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of the security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

RISKS OF INVESTING IN HIGH YIELD SECURITIES (JUNK BONDS)
Lower-rated securities, including securities rated from BB to D by S&P or Ba to C by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust, will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of the reduced creditworthiness and increased risk of default that these securities carry. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities also involve greater sensitivity to significant increases in interest rates. Short-term corporate and market developments affecting the prices and liquidity of lower-rated securities could include adverse news impacting major issues or underwriters or dealers in lower-rated or unrated securities. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell securities at an optimum time.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than originally expected at the time such bonds were purchased. In the event of a restructuring, the Portfolio may bear additional legal or administrative expenses in order to maximize recovery from an issuer. The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds.

The risk of loss due to default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other obligations of the issuer. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its inability to meet specific projected business forecasts, or the unavailability of additional financing.

Factors adversely affecting the market value of high yield and other Portfolio securities will adversely affect the corresponding Fund's net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

RISKS OF INVESTING IN MEDIUM- AND SMALL-CAPITALIZATION STOCKS
The Small Cap Portfolio and Capital Appreciation Portfolio invest primarily in smaller-sized and medium-sized, respectively, growth-oriented common stocks of domestic corporations and, to a limited extent, foreign corporations. Historically, medium- and small-capitalization stocks have been more volatile in price that the larger-capitalization stocks included in the S&P 500. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as large company stocks rise, or rise in prices as large company stocks decline.

NON-DIVERSIFIED FUND
The Global High Yield Securities Portfolio and Fund are each classified as a "non-diversified" investment company so that with respect to 50% of the Portfolio's assets, it will be able to invest more than 5% of its assets in obligations of one or more issuers, while being limited with respect to the other half of its assets to investments not exceeding 5% of the Portfolio's total assets. (A "diversified" investment company would be required under the 1940 Act, to maintain at least 75% of its assets in cash (including foreign currency), cash items, U.S. Government securities, and other securities limited per issuer to not more than 5% of the investment company's total assets.) In order to enable the Fund to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio, among other things, may not invest more than 25% of its assets in obligations of any one issuer (other than U.S. Government securities). As a "non-diversified" investment company, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and therefore may be subject to greater market and credit risk than a more broadly diversified fund.

The Portfolio will not have more than 25% of the current value of its total assets invested in any single industry, provided that this restriction shall not apply to debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE
Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, each Fund seeks to achieve its investment objective by investing all of its Assets in the corresponding Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the corresponding Fund, each Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in a Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust, as the Administrator, at (800) 730-1313.

The master-feeder structure has been developed relatively recently, so shareholders should carefully consider this investment approach.

Smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from a Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, a Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in a Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to a Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing Fund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.

A Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's Assets in accordance with the investment policies described herein with respect to the corresponding Portfolio.

Each Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in a Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of each Portfolio is also not a fundamental policy. Shareholders of the Funds will receive 30 days prior written notice with respect to any change in the investment objective of a Fund or the corresponding Portfolio. See "Risk Factors and Certain Securities and Investment Practices" in the SAI for a description of the fundamental policies of each Portfolio that cannot be changed without approval by "the vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio.

For descriptions of the investment objective, policies and restrictions of each Portfolio, see "The Funds in Detail" herein and "Risk Factors and Certain Securities and Investment Practices" in this Prospectus and in the SAI. For descriptions of the management of the Trusts and the Portfolios, see "Management of the Trusts and the Portfolios" herein and in the SAI. For descriptions of the expenses of the Portfolio, see "The Funds -- Expense Summary" herein and "Management of the Trust and the Portfolios" herein and in the SAI.

SECURITIES AND INVESTMENT PRACTICES
EQUITY SECURITIES. As used herein, "equity securities" are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored ADRs, EDRs and GDRs, and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Debt securities, loans, and other direct debt have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Lower-quality foreign government securities are often considered to be speculative and involve greater risk of default or price changes, or they may already be in default. These risks are in addition to the general risks associated with foreign securities.

CONVERTIBLE SECURITIES. A convertible security is a bond or preferred stock which may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream -- generally higher in yield than in the income derived from a common stock but lower than that afforded by a non-convertible debt security -- a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

PREFERRED STOCK. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for a Portfolio. Bankers Trust expects, however, that generally the preferred stocks in which a Portfolio invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of Bankers Trust. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

WARRANTS are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

U.S. GOVERNMENT SECURITIES are high-quality debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. However, securities issued by other agencies or instrumentalities are supported only by the credit of the entity that issued them.

MORTGAGE-BACKED SECURITIES. The Short/Intermediate Term U.S. Government Securities Portfolio may purchase mortgage-backed securities issued by the U.S. Government and its agencies and instrumentalities. Mortgage-backed securities include mortgage pass-through securities, mortgage-backed bonds and mortgage pay-through securities. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. Mortgage-backed bonds are general obligations of their issuers, payable out of the issuers' general funds and additionally secured by a first lien on a pool of mortgages. Mortgage pay-through securities exhibit characteristics of both pass-throughs and mortgage-backed bonds. Mortgage-backed securities also include other debt obligations secured by mortgages on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the Portfolio may invest in them if Bankers Trust determines they are consistent with the Portfolio's investment objective and policies.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Short/Intermediate Term U.S. Government Securities Portfolio may purchase CMOs issued by the U.S. Government and its agencies and instrumentalities. CMOs are pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are issued in classes and series that have different maturities and often are retired in sequence.

ADRS, GDRS AND EDRS are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See "Risk Factors and Certain Securities and Investment Practices -- Risks of Investing in Foreign Securities."

ZERO COUPON SECURITIES are the separate income or principal components of a debt instrument. These involve risks that are similar to those of other debt securities, although they may be more volatile, and certain zero coupon securities move in the same direction as interest rates.

FLOATING RATE BONDS may have interest rates that move in tandem with a benchmark, helping to stabilize their prices.

SOVEREIGN AND SUPRANATIONAL DEBT OBLIGATIONS. Debt instruments issued or guaranteed by foreign governments, agencies, and supranational organizations ("sovereign debt obligations"), especially sovereign debt obligations of developing countries, may involve a high degree of risk, and may be in default or present the risk of default. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

BRADY BONDS. "Brady bonds" are bonds issued as a result of a restructuring of a country's debt obligations to commercial banks under the "Brady plan." Brady bonds have been issued by the governments of Argentina, Costa Rica, Mexico, Nigeria, Uruguay and Venezuela, Brazil and the Philippines, as well as other emerging market countries. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's. While Bankers Trust is not aware of the occurrence of any payment defaults on Brady bonds, investors should recognize that these debt securities have been issued only recently and, accordingly, do not have a long payment history. Brady bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt.

RULE 144A SECURITIES are securities in the United States that are not registered for sale under Federal securities laws but which can be resold to institutions under the SEC's Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the 15% limit on illiquid securities. Under the supervision of the Board of Trustees of the Portfolio, Bankers Trust determines the liquidity of restricted securities and, through reports from Bankers Trust, the Board will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of the Portfolio could be adversely affected. No more than 10% of the Portfolio's assets may be invested in securities restricted as to transfer or re-sale, including Rule 144A securities.

WHEN ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio maintains with the Custodian a segregated account containing high grade liquid securities in an amount at least equal to these commitments.

REPURCHASE AGREEMENTS. In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Portfolio temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets. A reverse repurchase agreement is a form of borrowing and will be counted towards each Portfolio's borrowing restrictions. See "Risk Factors and Certain Securities and Investment Practices -- Leverage" and in the SAI.

INVESTMENT COMPANIES. With respect to certain countries in which capital markets are either less developed or not easily accessed, investments by the Portfolio may be made through investment in other registered investment companies that in turn are authorized to invest in the securities of such countries. Investment in other investment companies is limited in amount by the 1940 Act, will involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies and may result in a duplication of fees and expenses.

SHORT-TERM INVESTMENTS. Each Portfolio intends to stay invested in the securities described above to the extent practical in light of its objective and long-term investment perspective. However, a Portfolio's assets may be invested in high quality short-term investments with remaining maturities of 397 days or less to meet anticipated redemptions and expenses for day-to-day operating purposes and when, in Bankers Trust's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the respective markets.

SECURITIES LENDING. Each Portfolio (other than the Intermediate Tax Free Portfolio) is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously by cash or equivalent collateral or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio can increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. In lending securities to brokers, dealers and other financial organizations, a Portfolio is subject to risks, which like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

LEVERAGE. The Global High Yield Securities Portfolio and Latin American Equity Portfolio may each borrow up to one-third of the value of its total assets, from banks or through the use of reverse repurchase agreements, to increase its holdings of portfolio securities. Under the 1940 Act, each Portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Portfolio's holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of each Portfolio's securities and the corresponding Fund's net asset value and money borrowed by a Portfolio will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Global High Yield Securities Portfolio may invest in fixed and floating rate loans ("loans") arranged through private negotiations between a borrower and one or more institutions ("lenders"). The majority of the Portfolio's investments in loans in emerging markets is expected to be in the form of participations in loans ("participations") and assignments of portions of loans from third parties ("assignments"). The Portfolio may also invest in loans, participations or assignments of loans to borrowers located in the industrialized world. Participations typically will result in the Portfolio's having a contractual relationship only with the lender, not the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("loan agreement"), nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The Portfolio will acquire participations only if the lender interpositioned between the Portfolio and the borrower is determined by Bankers Trust to be creditworthy. When the Portfolio purchases assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan; however, since assignments are arranged through private negotiations between the potential assignees and assignors, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Portfolio may have difficulty disposing of assignments and participations. The liquidity of such securities is limited and the Portfolio anticipates that such securities could only be sold to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Portfolio's ability to dispose of particular assignments or participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult in valuing the Portfolio and, therefore, calculating the net asset value per share of the Fund. All assignments and participations shall be considered to be illiquid securities by the Portfolio. The investment by the Portfolio in illiquid securities, including assignments and participations, is limited to a total of 15% of net assets.

PUTS. The Intermediate Tax Free Portfolio may purchase municipal bonds or notes together with the right to resell them at an agreed price or yield within a specified period prior to maturity. This right to resell is known as a put. The aggregate price paid for securities with puts may be higher than the price which otherwise would be paid. Consistent with the investment objectives of the Portfolio and subject to the supervision of the Trustees of the Portfolio, the purpose of this practice is to permit the Portfolio to be fully invested in tax-exempt securities while maintaining the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, to purchase at a later date securities other than those subject to the put and to facilitate Bankers Trust's ability to manage the Portfolio actively. The principal risk of puts is that the put writer may default on its obligation to repurchase. Bankers Trust will monitor each writer's ability to meet its obligations under puts.

The amortized cost method is used by the Portfolio to value municipal securities with maturities of less than 60 days; when these securities are subject to puts separate from the underlying securities, no value is assigned to the puts. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires.

ZERO COUPON MUNICIPAL SECURITIES. The Portfolio may invest in zero coupon municipal securities which are debt securities issued or sold at a discount from their face value which do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Zero coupon securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The market prices of zero coupon securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit qualities.

DERIVATIVES
Each Portfolio may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. Bankers Trust will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of a Portfolio. The use of derivatives for non-hedging purposes may be considered speculative.

Foreign Currency Exchange Transactions. Each Portfolio (other than the Short/ Intermediate U.S. Government Securities Portfolio and the Intermediate Tax Free Portfolio) may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies.

A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or to sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Portfolio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Portfolio may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

Options on Foreign Currencies. Each Portfolio (other than the Short/ Intermediate U.S. Government Securities Portfolio and the Intermediate Tax Free Portfolio) may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of portfolio securities and against increases in the U.S. dollar cost of securities to be acquired. A Portfolio may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to a Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. In addition, a Portfolio may purchase call options on a currency when the investment adviser anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying currency or dispose of assets held in a segregated account until it closes out the options or the options expire or are exercised. Similarly, if the Portfolio is unable to close out options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs. The Portfolio pays brokerage commissions or spreads in connection with its options transactions.

Options on Stocks. Each Portfolio (except the Global High Yield Securities Portfolio, the Short/Intermediate U.S. Government Securities Portfolio and the Intermediate Tax Free Portfolio) may write and purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Portfolio owns the underlying stock sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Portfolio exposes the Portfolio during the term of the option to a decline in price of the underlying stock.

Options on Securities Indices. Each Portfolio may purchase and write put and call options on stock or bond indices listed on domestic and foreign stock exchanges, in lieu of direct investment in the underlying securities or for hedging purposes. A stock or bond index fluctuates with changes in the market values of the securities included in the index.

Options on securities indices are generally similar to options on stocks except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a stock or bond index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by (b) a fixed "index multiplier."

Successful use by a Portfolio of options on security indices will be subject to Bankers Trust's ability to predict correctly movement in the direction of the security market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Futures Contracts on Securities Indices. Each Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of domestic or foreign securities ("Futures Contracts"). This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Portfolio. A Futures Contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures position taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

The risks of Futures Contracts also include a potential lack of liquidity in the secondary market and incorrect assessments of market.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good faith deposit against performance of obligations under Futures Contracts written for a Portfolio. A Portfolio may not purchase or sell a Futures Contract if immediately thereafter its margin deposits on its outstanding Futures Contracts, other than Futures Contracts used for hedging purposes, would exceed 5% of the market value of the Portfolio's total assets.

Options on Futures Contracts. Each Portfolio may invest in options on futures contracts for similar purposes.

There can be no assurance that the use of these portfolio strategies will be successful.

Asset Coverage. To assure that a Portfolio's use of futures and related options, as well as when-issued and delayed-delivery securities and foreign currency exchange transactions, are not used to achieve investment leverage, a Portfolio will cover such transactions, as required under applicable interpretations, of the SEC, either by owning the underlying securities, entering into an off-setting transaction, or by establishing a segregated account with the Portfolio's custodian containing high grade liquid debt securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

PORTFOLIO TURNOVER
The portfolio turnover rate for each Portfolio for the periods indicated were as follows: Global High Yield Securities Portfolio -- 169% and 347% for the fiscal year ended September 30, 1995 and for the period from December 14, 1993 (commencement of operations) to September 30, 1994, respectively; Capital Appreciation Portfolio -- 125%, 157% and 137% for the period from January 1, 1995 to September 30, 1995, the fiscal year ended December 31, 1994 and the period from March 9, 1993 (commencement of operations) to December 31, 1993, respectively; Small Cap Portfolio -- 161% and 154% for the fiscal year ended September 30, 1995 and for the period from October 21, 1993 (commencement of operations) to September 30, 1994, respectively; International Equity Portfolio -- 21%, 15%, 17% and 7% for the period from January 1, 1995 to September 30, 1995, the fiscal years ended December 31, 1994, 1993 and the period from August 4, 1992 (commencement of operations) to December 31, 1992, respectively; Pacific Basin Equity Portfolio -- 104% and 40% for the fiscal year ended September 30, 1995 and for the period from November 1, 1993 (commencement of operations) to September 30, 1994, respectively; Latin American Equity Portfolio -- 161% and 124% for the fiscal year ended September 30, 1995 and for the period from October 25, 1993 (commencement of operations) to September 30, 1994, respectively; Short/Intermediate Term U.S. Government Securities Portfolio -- 246%, 202%, 267% and 75% for the fiscal years ended December 31, 1995, 1994 and 1993 and for the period from August 24, 1992 (commencement of operations) to December 31, 1992, respectively; and Intermediate Tax Free Portfolio -- 95%, 118%, 40% and 132% for the fiscal years ended December 31, 1995, 1994, 1993 and for the period from July 20, 1992 (commencement of operations) to December 31, 1992, respectively. These rates will vary from year to year. High turnover rates increase transaction costs and may increase investable capital gains. Bankers Trust considers these effects when evaluating the anticipated benefits of short-term investing.

PERFORMANCE
Each Portfolio's recent strategies and holdings, and the corresponding Fund's performance, is detailed twice a year in the Funds' financial reports, which are sent to all Fund shareholders.

For current Fund performance or a free copy of the Funds' financial report, please contact a Service Agent.

Mutual fund performance is commonly measured as total return and/or yield. Each Fund's performance is affected by the expenses of that Fund. The exclusion of any applicable sales charge from a performance calculation produces a higher return.

EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment in a Fund over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total return calculations smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.

YIELD refers to the income generated by an investment in a Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. This difference may be significant for a Fund investing in a Portfolio whose investments are denominated in foreign currencies.

Performance information may include comparisons of a Fund's investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of a Fund will vary depending upon interest rates, the current market value of the securities held by the corresponding Portfolio and changes in the expenses of the Fund or Portfolio. In addition, during certain periods for which total return may be provided, Bankers Trust or SBDS may have voluntarily agreed to waive portions of their fees, or reimburse certain operating expenses of a Fund or Portfolio, on a month-to-month basis. Such waivers will have the effect of increasing the Fund's net income (and therefore its yield and total return) during the period such waivers are in effect.

TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

MANAGEMENT OF THE TRUSTS AND THE PORTFOLIOS

BOARD OF TRUSTEES
Each Trust and each Portfolio is governed by a Board of Trustees which is responsible for protecting the interests of investors. A majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that some of the same individuals are Trustees of a Trust and the Portfolios, up to and including creating separate boards of trustees. See "Management of the Trusts and the Portfolios" in the SAI for more information with respect to the Trustees and officers of each Trust and each Portfolio.

INVESTMENT ADVISER
Neither Trust has retained the services of an investment adviser since each Trust seeks to achieve the investment objective of each of its Funds by investing all the Assets of the Fund in the corresponding Portfolio. Each Portfolio has retained the services of Bankers Trust as investment adviser (the "Adviser").

BANKERS TRUST COMPANY AND ITS AFFILIATES
Bankers Trust Company, a New York banking corporation with principal offices at 280 Park Avenue, New York, New York 10017, is a wholly owned subsidiary of Bankers Trust New York Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional market.

As of September 30, 1995, Bankers Trust New York Corporation was the ninth largest bank holding company in the United States with total assets of approximately $104 billion. Bankers Trust is a worldwide merchant bank dedicated to servicing the needs of corporations, governments, financial institutions and private clients through a global network of over 120 offices in more than 40 countries. Investment management is a core business of Bankers Trust, built on a tradition of excellence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership positions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers with approximately $200 billion in assets under management globally.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund structures. Now, the BT Family of Funds brings Bankers Trust's extensive investment management expertise - once available to only the largest institutions in the U.S. - to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives similar to those of each Portfolio.

Bankers Trust, subject to the supervision and direction of the Board of Trustees of each Portfolio, manages each Portfolio in accordance with the Portfolio's investment objective and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs professional investment managers and securities analysts who provide research services to the Portfolio. Bankers Trust may utilize the expertise of any of its world wide subsidiaries and affiliates to assist it in its role as investment adviser. All orders for investment transactions on behalf of a Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

The Investment Advisory Agreement provides for each Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to the following percentages of the average daily net assets of the Portfolio for its then-current fiscal year: Global High Yield Securities Portfolio, 0.80%; Capital Appreciation Portfolio, 0.65%; Small Cap Portfolio, 0.65%; International Equity Portfolio, 0.65%; Pacific Basin Equity Portfolio, 0.75%; Latin American Equity Portfolio, 1.00%; Short/Intermediate U.S. Government Securities Portfolio, 0.25%; and Intermediate Tax Free Portfolio, 0.40%. With respect to Global High Yield Securities Portfolio, Pacific Basin Equity Portfolio, and Latin American Equity Portfolio, the investment advisory fee is higher than that of most funds, but not necessarily higher than that of a typical international fund, due to the greater complexity, expense and commitment of resources involved in international investing.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfolios described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant Federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities law.

SUB-INVESTMENT ADVISER -- PACIFIC BASIN EQUITY PORTFOLIO
Bankers Trust has entered into a sub-investment advisory agreement (the "Sub-Advisory Agreement") with BT Fund Managers International Limited ("BT Fund Managers International"), a wholly owned registered investment advisory subsidiary of Bankers Trust Australia Limited ("BTAL"). BTAL is a wholly owned subsidiary of Bankers Trust New York Corporation. Under the Sub-Advisory Agreement, Bankers Trust may receive investment advice and research services with respect to companies based in the Pacific Basin and may grant BT Fund Managers International investment management authority as well as the authority to buy and sell securities if Bankers Trust believes it would be beneficial to the Pacific Basin Equity Portfolio. Under the Sub-Advisory Agreement, BT Fund Managers International receives a fee from Bankers Trust for providing investment advice and research services, accrued daily and paid monthly, at the annual rate of 0.60% of the average daily assets of the Portfolio.

PORTFOLIO MANAGERS
David A. Reiss, Vice President of Bankers Trust and Stephen C. Freidheim, Managing Director of Bankers Trust are responsible for the day-to-day management of the Global High Yield Securities Portfolio. Mr. Reiss has been employed by Bankers Trust since March, 1994 and has managed the Portfolio's assets since March, 1994. From September, 1989 to March, 1994, Mr. Reiss was a Portfolio Manager at Kidder Peabody Asset Management. Prior to September, 1989, he was an associate in Mortgage Research at Goldman, Sachs & Co. Mr. Freidheim has been employed by Bankers Trust since August, 1993 and has managed the Portfolio's assets since December, 1993. From July, 1990 to July, 1993 he was a Senior Vice President and Director of Research and Trading at Nomura Securities International. Mr. Freidheim was also on the Board of Directors of Nomura Corporate Research and Asset Management. Prior to July, 1990, he was Director of Research at Kidder, Peabody High Yield Asset Management.

Mary Lisanti, Managing Director of Bankers Trust, is responsible for the day-to-day management of the Capital Appreciation Portfolio and Small Cap Portfolio. Ms. Lisanti has been employed by Bankers Trust since February, 1993 and has managed each Portfolio's assets since each Portfolio commenced operations. Prior to 1993, she was a Vice President and Portfolio Manager with Lieber & Company/The Evergreen Funds (since 1990).

Michael Levy has been the primary portfolio manager for the International Equity Portfolio since August 1995. He also heads the international active equity team, which is responsible for the day to day management of the Portfolio. Mr. Levy has been the head of this team since joining Bankers Trust in March, 1993, and is a Managing Director and International Equity Strategist of Bankers Trust. The international active equity team has provided input into the management of the Portfolio since the Portfolio's commencement of operations. Prior to joining Bankers Trust, Mr. Levy was an investment banker and an equity analyst with Oppenheimer & Company. He has twenty-four years of business experience, of which fourteen years have been in the investment industry.

Robert Reiner has been the co-manager of the International Equity Portfolio since joining Bankers Trust in 1994. Mr. Reiner is responsible for managing global portfolios and developing analytical and investment tools for the group's global equity team. As a member of the international active equity team, he focuses on Japanese and European markets. Prior to joining Bankers Trust, he was an equity analyst and also provided macroeconomic coverage for Scudder, Stevens and Clark. He previously served as Senior Analyst at Sanford C. Bernstein & Co. and was instrumental in the development of Bernstein's International Value Fund. For more than nine years, Mr. Reiner was employed by S&P in its ratings group. His tenure included managing the day to day operations of S&P's Tokyo office for three years.

Louis M. Hudson, Vice President, is responsible for the day to day management of the Short/Intermediate Term U.S. Government Securities Portfolio. Mr. Hudson has been employed by Bankers Trust since 1961 and has managed the Portfolio's assets since February, 1994.

Paul Durham, Vice President of BTAL, is responsible for the day-to-day management of the Pacific Basin Equity Portfolio. Mr. Durham has been employed by Bankers Trust since January, 1988 and has managed the Portfolio's assets since November, 1993.

Maria-Elena Carrion (CFA), Vice President of Bankers Trust, is primarily responsible for the day-to-day management of the Latin American Equity Portfolio. Ms. Carrion has been employed by Bankers Trust since April, 1993 and has managed the Portfolio's assets since the Portfolio commenced operations. Prior to April, 1993, Ms. Carrion was employed by Latin American Securities (London) (from June, 1991 to April, 1993). Prior to June, 1991, Ms. Carrion was employed by US Trust Company (from September, 1986 to June, 1991).

Gary Pollack is responsible for the day-to-day management of the Intermediate Tax Free Portfolio. Mr. Pollack has been employed by Bankers Trust since prior to 1989 and has managed the Portfolio's assets since the Portfolio's commencement of operations.

Bankers Trust investment personnel may invest in securities for their own account pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

ADMINISTRATOR
Under its Administration and Services Agreement with each Trust, Bankers Trust calculates the net asset value of each Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Funds. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, accrued daily and paid monthly equal on an annual basis to the following percentages of the average daily net assets of the Fund for its then-current fiscal year: Global High Yield Securities Fund, 0.95%; Capital Appreciation Fund, 0.65%; Small Cap Fund, 0.65%; International Equity Fund, 0.85%; Pacific Basin Equity Fund, 0.75%; Latin American Equity Fund, 0.95%; Limited Term U.S. Government Securities Fund, 0.30%; and Intermeidate Tax Free Portfolio, 0.40%.

Under an Administration and Services Agreement with each Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the respective Board of Trustees in all aspects of the administration and operation of the Portfolios. The Administration and Services Agreement provides for each Portfolio to pay Bankers Trust a fee, accrued daily and paid monthly, equal on an annual basis to the following percentages of the Portfolio's average daily net assets for its then-current fiscal year: Global High Yield Securities Portfolio, 0.20%; Capital Appreciation Portfolio, 0.10%; Small Cap Portfolio, 0.10%; International Equity Portfolio, 0.15%; Pacific Basin Equity Portfolio, 0.25%; Latin American Equity Portfolio, 0.20%; Short/ Intermediate U.S. Government Securities Portfolio, 0.05%; and Intermediate Tax Free Portfolio, 0.05%. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others, including SBDS, at Bankers Trust's expense.

DISTRIBUTOR
Under its Distribution Agreement with each Trust, SBDS, as Distributor, serves as the Trust's principal underwriter on a best efforts basis. In addition, SBDS provides the Trust with office facilities. SBDS is a wholly owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The principal business address of SFG and SBDS is 6 St. James Avenue, Boston, Massachusetts 02116.

DISTRIBUTION AND SERVICE PLAN
Pursuant to the terms of each Trust's Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), Signature may seek reimbursement in an amount not exceeding 0.20% of each Fund's average daily net assets annually for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares, including, but not limited to: compensation to and expenses (including overhead and telephone expenses) of account executives or other employees of Signature who, as their primary activity, engage in or support the distribution of shares; printing of prospectuses, statements of additional information and reports for other than existing Fund shareholders in amounts in excess of that typically used in connection with the distribution of shares of the Fund; costs of placing advertising in various media; services of parties other than Signature or its affiliates in formulating sales literature; and typesetting, printing and distribution of sales literature. All costs and expenses in connection with implementing and operating the Plan will be paid by the Fund, subject to the 0.20% of net assets limitation. All costs and expenses associated with preparing the Prospectus and SAI and in connection with printing them for and distributing them to existing shareholders and regulatory authorities, which costs and expenses would not be considered distribution expenses for purposes of the Plan, will also be paid by the Funds. To the extent expenses of SBDS under the Plan in any fiscal year of the Trust exceed amounts payable under the Plan during that year, those expenses may be reimbursed in a succeeding fiscal year; however, no carrying charge or interest will be added to the amount of the expense. Expenses incurred in connection with distribution activities will be identified to each Fund or the other series of the Trust involved, although it is anticipated that some activities may be conducted on a Trust-wide basis, with the result that those activities will not be identifiable to any particular series. In the latter case, expenses will be allocated among the series of the Trust on the basis of their relative net assets.

SERVICE AGENT
All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with each Trust and receives no additional compensation from the Funds for such shareholder services. The service fees of any other Service Agents, including broker-dealers, will be paid by Bankers Trust from its fees. The services provided by a Service Agent may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

CUSTODIAN AND TRANSFER AGENT
Bankers Trust acts as custodian of the assets of the Trusts and each Portfolio and serves as the transfer agent (the "Transfer Agent") for the Trust and each Portfolio under the Administration and Services Agreement with the Trust and each Portfolio.

NET ASSET VALUE
The net asset value per share of each Fund is calculated on each day on which the New York Stock Exchange Inc. (the "NYSE") is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except: (a) January 1st, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar-determined holidays falls on a Saturday or Sunday, respectively.

The net asset value per share of each Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE (the "Valuation Time"), which is currently 4:00 p.m., New York time or in the event that the NYSE closes early, at the time of such early closing. The net asset value per share of the Fund is computed by dividing the value of the Fund's Assets (i.e., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accurately reflects fair value.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE  OF  SHARES
Each Trust accepts purchase orders for shares of each Fund at the net asset value per share of the Fund next determined on each Valuation Day. See "Net Asset Value" above. There is no sales charge on the purchase of shares, but costs of distributing shares of each Fund may be reimbursed from its assets, as described herein. Service Agents may impose initial and subsequent investment minimums that differ from the amounts presented in the "Minimum Investments" table below. Shares of each Fund may be purchased in only those states where they may be lawfully sold.

Purchase orders for shares of each Fund that are received by a Service Agent and transmitted to Bankers Trust, as the Trust's transfer agent (the "Transfer Agent"), prior to the Valuation Time (currently 4:00 p.m., New York time or earlier should the NYSE close earlier) on any Valuation Day will be effective at that day's Valuation Time. Each Trust and Signature reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and Service Agents, including Bankers Trust, in connection with customers' accounts. It is the responsibility of each Service Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as each Trust's custodian (the "Custodian") purchase payments on behalf of its customers in a timely manner, and a shareholder must settle with the Service Agent his or her entitlement to an effective purchase or redemption order as of a particular time. Because Bankers Trust is the Custodian and Transfer Agent of each Trust, funds may be transferred directly from or to a customer's account with Bankers Trust to or from the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or the Transfer Agent.

Automatic Investment Plan. Each Fund may offer shareholders an automatic investment plan under which shareholders may authorize some Service Agents to place a purchase order each month or quarter for Fund shares. For further information regarding the automatic investment plan, shareholders should contact their Service Agent.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                                                      $2,500
For retirement accounts                                                 $  500
Through automatic investment plans                                      $1,000

TO ADD TO AN ACCOUNT                                                    $  250
For retirement accounts                                                 $  100
Through automatic investment plans                                      $  100

MINIMUM BALANCE                                                         $1,000
For retirement accounts                                                   None

REDEMPTION OF SHARES
Shareholders may redeem shares at the net asset value per share next determined on each Valuation Day. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the shareholder's Service Agent. Redemption requests for shares of each Fund received by the Service Agent and transmitted to the Transfer Agent prior to the Valuation Time (currently 4:00 p.m., New York time or earlier should the NYSE close earlier) on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account with the Service Agent on the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may also disclaim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must provide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Service Agent must employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Service Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by each Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a minimum market value, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.

Automatic Cash Withdrawal Plan. Service Agents may offer shareholders an automatic cash withdrawal plan, under which shareholders who own shares of a Fund may elect to receive periodic cash payments. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions. For further information regarding the automatic cash withdrawal plan, shareholders should contact their Service Agent.

EXCHANGE PRIVILEGE
Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. Each Trust reserves the right to terminate or modify the exchange privilege in the future with respect to any Fund. To make an exchange, follow the procedures indicated in "Purchase of Shares" and "Redemption of Shares" in that fund's prospectus. Before making an exchange, please note the following:

* Call your Service Agent for information and a prospectus. Read the prospectus for relevant information.

* Complete and sign an application, taking care to register your new account in the same name, address and taxpayer identification number as your existing account(s).

* Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will send a written confirmation of each exchange transaction.

TAX-SAVING RETIREMENT PLANS
Retirement plans offer significant tax savings and are available to individuals, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact your Service Agent or Bankers Trust for further information. Bankers Trust can set up your new account in a Fund under a number of several tax-sheltered plans. These plans contain special tax advantages and let you invest for retirement while sheltering your investment income from current taxes. Minimums may differ from those listed elsewhere in the Prospectus.

* Individual Retirement Accounts (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

* Rollover IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

* Simplified Employee Pension Plans (SEP): a relatively easy and inexpensive alternative to retirement planning for sole proprietors, partnerships and corporations. Under a SEP, employers make tax-deductible contributions to their own and to eligible employees' IRA accounts. Employee contributions are available through a "Salary Deferral" SEP for businesses with fewer than 25 eligible employees.

* Keogh Plans: defined contribution plans available to individuals with self-employed income and nonincorporated businesses such as sole proprietors, professionals and partnerships. Contributions are tax-deductible to the employer and earnings are tax-sheltered until distribution.

* Corporate Profit-Sharing and Money-Purchase Plans: defined contribution plans available to corporations to benefit their employees by making contributions on their behalf and in some cases permitting their employees to make contributions.

* 401(k) Programs: defined contribution plans available to corporations allowing tax-deductible employer contributions and permitting employees to contribute a percentage of their wages on a tax-deferred basis.

* 403(b) Custodian Accounts: defined contribution plans open to employees of most nonprofit organizations and educational institutions.

* Deferred Benefit Plans: plan sponsors may invest all or part of their pension assets in the Fund.

                        SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES
Each Fund distributes substantially all of its net income and capital gains to shareholders each year. Each Fund distributes capital gains annually. Normally, income dividends for the Global High Yield Securities Fund and the Capital Appreciation Fund are distributed quarterly; income dividends for the Small Cap Fund, International Equity Fund, Pacific Basin Equity Fund and the Latin American Equity Fund are distributed annually. Income dividends for the Limited Term U.S. Government Securities Fund and the Intermediate Tax Free Fund are declared daily and paid monthly.

Unless a shareholder instructs a Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

FOR RETIREMENT ACCOUNTS, all distributions are automatically reinvested. When you are over 59 1/2 years old, you can receive distributions in cash. If distributions from a retirement account for any taxable year following the year in which the participant reaches age 70 1/2 are less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the Internal Revenue Service (the "IRS"). The administrator, trustee or custodian of such a retirement account will be responsible for reporting distributions from such accounts to the IRS.

When each of the Funds deducts a distribution from its NAV, the reinvestment price is the applicable Fund's NAV at the close of business that day. Distribution checks will be mailed within seven days, or longer for a December ex-dividend date.

TAXES
As with any investment, you should consider how an investment in the Funds could affect you. Below are some of the Funds' tax implications. If your account is not a tax-deferred retirement account beware of these tax implications.

TAXES ON DISTRIBUTIONS. Distributions from the Funds are subject to federal income tax and may also be subject to state or local taxes. Annual statements as to the federal tax status of distributions, and distributions that are attributable to state and local income and personal taxes, if applicable, will be mailed to shareholders shortly after the end of the year. If living outside the United States, your distributions from the Funds could also be taxed by the country in which you reside.

For federal tax purposes, income and short-term capital gain distributions from each of the Funds are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains.

Mutual fund dividends from U.S. government securities are generally free from state and local income taxes. However, particular states may limit this benefit, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for the benefit. In addition, some states may impose intangible property taxes. You should consult your own tax adviser for details and up-to-date information on the tax laws in your state.

Distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

Every January, the Transfer Agent will send the IRS a statement showing the taxable distributions paid to you in the previous year.

TAXES ON TRANSACTIONS. Your redemptions, including exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your Shares and the price you receive when you sell them.

Whenever you sell Shares of a Fund, the Transfer Agent will send you or your Investment Professional a confirmation statement showing how many Shares you sold and at what price. You also receive a consolidated transaction statement at least quarterly. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.

"BUYING A DIVIDEND." If you buy Shares just before a Fund deducts a capital gain distribution or dividend distribution, as applicable, from its NAV, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution.

CURRENCY CONSIDERATIONS. If a Fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the Fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, each of the Funds may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your Shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your Shares. The statement you receive in January will specify whether any distributions included a return of capital.

Undistributed net gains from currency transactions, if any, will generally be distributed as a separate dividend in December.

There are tax requirements that all Funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment activity in some types of instruments.

ADDITIONAL INFORMATION ABOUT THE TRUSTS AND PORTFOLIOS Each Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. Each Fund (with the exception of the Limited Term U.S. Government Securities Fund) is a separate series of BT Investment Funds, a Massachusetts business trust. The Limited Term U.S. Government Securities Fund is a separate series of BT Pyramid Mutual Funds. Each of the Global High Yield Securities Portfolio, Small Cap Portfolio, Pacific Basin Equity Portfolio and Latin American Equity Portfolio is a separate subtrust of BT Investment Portfolios, a New York master trust fund. Each of the Capital Appreciation Portfolio, International Equity Portfolio, Short/Intermediate U.S. Government Portfolio and Intermediate Tax Free Portfolio is a New York trust.

Each of the Trust and BT Investment Portfolios reserves the right to add additional series in the future. The Trust also reserves the right to issue more than one class of shares of each Fund.

Each Trust or a Portfolio may hold special meetings and mail proxy materials. These meetings may be called to elect or remove trustees, change fundamental policies, approve Portfolio's investment advisory agreement, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Trust's Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.

When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of one of the Funds is required on any matter affecting only that Fund on which shareholders are entitled to vote. Shareholders of a Fund are not entitled to vote on Trust matters that do not affect that Fund and do not require a separate vote of the Fund. All series of a Trust will vote together on certain matters, such as electing trustees or approving independent public auditors. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.

Each series of the BT Investment Portfolios will vote separately on any matter involving the corresponding Portfolio. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes. The series of BT Investment Portfolios will vote together or separately on matters in the same manner, and in the same circumstances, as do the series of the Trust. As with the Trust, the investors in one or more series of BT Investment Portfolios could control the outcome of these votes.

Each Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Each Portfolio was organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that each Fund and other entities investing in a Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of the Funds' investing in the Portfolios. No series of BT Investment Portfolios has any preference over any other series.

                                   APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:
Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future). Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&Ps CORPORATE BOND RATINGS:
AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB-rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Description of S&P commercial paper ratings:
Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

Description of Moody's commercial paper ratings:
The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Description of Fitch Investors Service's commercial paper ratings: F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

Description of Duff & Phelps' commercial paper ratings: Duff 1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Description of IBCA's Long-Term Ratings:
AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business economic or financial conditions may increase investment risk albeit not very significantly.

A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB - Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

BB - Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B - Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC - Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favourable business, economic or financial conditions.

CC - Obligations which are highly speculative or which have a high risk of default.

C - Obligations which are currently in default.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories.

Ratings of BB and below are assigned where it is considered that speculative characteristics are present.

Description of IBCA's Short-Term Ratings:
A1+ - Obligations supported by the highest capacity for timely repayment.

A1 - Obligations supported by a strong capacity for timely repayment.

A2 - Obligations supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

A3 - Obligations supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

B - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

C - Obligations for which there is an inadequate capacity to ensure timely repayment.

D - Obligations which have a high risk of default or which are currently in default.

Description of Thomson Bank Watch Short-Term Ratings:
TBW-1 - The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 - The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 - The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 - The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

Description of Thomson BankWatch Long-Term Ratings:

AAA - The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA - The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A - The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "a" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB - The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Non-Investment Grade
(Issues regarded as having speculative characteristics in the likelihood of timely repayment of principal and interest.)

BB - While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B - Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC - Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC - "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D - Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation "local currency."

RATINGS IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

Description of S&P Municipal Bond Ratings:

AAA - Prime - These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligations Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial, stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA - High Grade - The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

A - Good Grade - Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. Regarding municipal bonds, the rating differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

Description of Moody's Municipal Bond Ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

Description of S&P Municipal Note Ratings:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, or -2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1. Notes rates SP-2 have a satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Note Ratings:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality, with ample margins of protection, although not as large as the preceding group.

S&P's Commercial Paper Ratings:

A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt ratings is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward tread. Typically, the issuer is a strong company in a well-established industry and has superior management.

Moody's Commercial Paper Ratings:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leasing market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound,will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Fitch Investors Service and Duff & Phelps Commercial Paper Ratings:

Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strangest issue.

Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

            INVESTMENT ADVISER OF EACH PORTFOLIO AND ADMINISTRATOR
                            BANKERS TRUST COMPANY

                                 DISTRIBUTOR
                    SIGNATURE BROKER-DEALER SERVICES, INC.

                         CUSTODIAN AND TRANSFER AGENT
                            BANKERS TRUST COMPANY


                           INDEPENDENT ACCOUNTANTS
                           COOPERS & LYBRAND L.L.P.

                                   COUNSEL
                           WILLKIE FARR & GALLAGHER


 ..............................................................................
No person has been authorized to give any information or to make any representations other than those contained in the Trusts' Prospectuses, the corresponding SAIs or the Trusts' official sales literature in connection with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by a Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
 ..............................................................................

BT0176F
                                     PART C

                                OTHER INFORMATION


ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS

                  The following are included in Part B:

                  To be added by amendment.

         (b)      EXHIBITS:

          (1A)     Declaration of Trust of the Trust.5
          (1B)     Second Amended and Restated Designation of Series.5
          (1C)     Third Amended and Restated Establishment and Designation of
                     Series.5
          (1D)     Fourth Amended and Restated Establishment and Designation of
                      Series.5
          (1E)     Fifth Amended and Restated Establishment and Designation of
                      Series.5

           (2)      By-Laws of the Trust.5

           (3)      Inapplicable.

           (4)      Inapplicable.

           (5)      Inapplicable.

           (6)      Distribution Agreement.1

           (7)      Inapplicable.

           (8)      See Exhibit (9).

           (9)      Administration and Services Agreement.3

          (10)     Inapplicable.

          (11)     Consents of Independent Accountants.6

          (12)     Inapplicable.

          (13)     Investment representation letters of initial shareholders of the Trust.1

          (14)     Inapplicable.

          (15) Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").1

          (16)     Schedule for Computation of Performance Quotations.1

          (17)     Financial Data Schedules 6

         (25A)    Powers of Attorney.1
         (25B) Powers of Attorney for the Trustees of Capital Growth Portfolio and Capital Appreciation Portfolio.2


         1 Incorporated by reference herein from Pre-Effective Amendment No. 1 to this Registration Statement as filed with the SEC on June 9, 1992.

         2 Incorporated by reference herein from Post-Effective Amendment No. 1 to this Registration Statement as filed with the SEC on August 17, 1992.

         3 Incorporated by reference herein from Post-Effective Amendment No. 5 to this Registration Statement as filed with the SEC on April 30, 1993.

         4 Incorporated by reference herein from Post-Effective Amendment No. 4 to this Registration Statement as filed with the SEC on April 28, 1995.

         5 Incorporated by reference herein from Post-Effective Amendment No. 5 to this Registration Statement as filed with the SEC on July 31, 1995.

         6        To be filed by amendment.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

         Inapplicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


                                              Number of Record Holders
 TITLE OF CLASS                                 (AS OF APRIL   , 1996)
 --------------                                 ----------------------


 BT Investment Money Market Fund
 BT Investment Limited Term U.S. Government
    Securities Fund
 BT Investment Equity 500 Index Fund
 BT Institutional Asset Management Fund
 BT Investment Equity Appreciation Fund

ITEM 27.  INDEMNIFICATION.

         Reference is made to Article V of the Trust's Declaration of Trust, filed as Exhibit 1 to this Registration Statement.

         Insofar as indemnification for liability arising under the 1933 Act, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust's Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         Inapplicable.

ITEM 29.  PRINCIPAL UNDERWRITERS.

         (a) Signature Broker-Dealer Services, Inc. ("Signature") is the Distributor (the "Distributor") for the shares of BT Pyramid Mutual Funds. The Distributor also serves as the principal underwriter or placement agent for other registered investment companies.

         (b) Set forth below are the names, principal business addresses and positions of each director and officer of the Distributor. The principal business address of these individuals is Signature Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, Massachusetts 02116. Unless otherwise specified, none of the officers and directors of the Distributor serve as officers and Trustees of the Trust.

                                             Position and Offices             Position and Offices
          NAME                               WITH SIGNATURE                   WITH THE REGISTRANT

         Philip W. Coolidge                 Chief Executive                  President and Trustee
                                            Officer, President
                                            and Director

         Linwood C. Downs                   Treasurer                                --


         John R. Elder                               --                      Treasurer

         Thomas M. Lenz                     Assistant Secretary              Secretary

         Molly S. Mugler                    Assistant Secretary              Assistant Secretary

         Linda T. Gibson                    Assistant Secretary              Assistant Secretary

         Andres E. Saldana                  Assistant Secretary              Assistant Secretary

         Susan Jakuboski                    Assistant Treasurer                        --

         David G. Danielson                          --                      Assistant Treasurer

         James S. Lelko, Jr.                         --                      Assistant Treasurer

         Daniel E. Shea                              --                      Assistant Treasurer

         Barbara M. O'Dette                 Assistant Treasurer              Assistant Treasurer

         Beth A. Remy                       Assistant Treasurer                        --

         Julie J. Wyetzner                  Product Management
                                            Officer                                       --

         Robert G. Davidoff                 Director                                      --
         CMNY Capital, L.P
         135 East 57th Street
         New York, NY  10022

         Donald S. Chadwick                 Director                                       --
         Scarborough & Company
         110 East 42nd Street
         New York, NY  10017

         Leeds Hackett                      Director                                       --
         National Credit
         Management Corporation
         10155 York Road
         Cockeysville, MD  21030

         Laurence E. Levine                 Director                                    --
         First International
         Capital, Ltd.
         130 Sunrise Avenue
         Palm Beach, FL  33480

         (c)      Inapplicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

         BT Pyramid Mutual Funds
         6 St. James Avenue
         Boston, MA 02116

         Bankers Trust Company
         4 Albany Street
         New York, NY 10006

         Investors Fiduciary Trust Company
         127 West 10th Street
         Kansas City, MO 64105

         Signature Broker-Dealer Services, Inc.
         6 St. James Avenue
         Boston, MA 02116

ITEM 31.  MANAGEMENT SERVICES.

         Inapplicable.

ITEM 32.  UNDERTAKINGS.

         (a) The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report, with respect to the respective series of the Trust, to shareholders upon request and without charge.

         (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value or values of shares held by such requesting shareholders.

                                                    SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and that it has duly caused this Amendment to Registrant's Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 29th day of February, 1996.

                                                     BT PYRAMID MUTUAL FUNDS


                                                     By:  /S/PHILIP W. COOLIDGE
                                                          Philip W. Coolidge
                                    President


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated with respect to BT Pyramid Mutual Funds on February 29, 1996.

SIGNATURE                                    TITLE


/S/PHILIP W. COOLIDGE                        President and Trustee
Philip W. Coolidge


HARRY VAN BENSCHOTEN*                        Trustee
Harry Van Benschoten


KELVIN J. LANCASTER*                         Trustee
Kelvin J. Lancaster


MARTIN J. GRUBER*                            Trustee
Martin J. Gruber


/S/JOHN R. ELDER                             Treasurer (Principal Financial
John R. Elder                                Officer and Principal Accounting
                                             Officer)


*By:  /S/PHILIP W. COOLIDGE
      Philip W. Coolidge
      as Attorney-in-Fact pursuant to a
     Power of Attorney filed previously.

                                                    SIGNATURES


         Short/Intermediate U.S. Government Securities Portfolio has duly caused this Registration Statement on Form N-1A of BT Pyramid Mutual Funds to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of

Boston and the Commonwealth of Massachusetts on the 29th day of February, 1996.


                        SHORT/INTERMEDIATE U.S. GOVERNMENT SECURITIES PORTFOLIO



                           By:  /S/PHILIP W. COOLIDGE
                                Philip W. Coolidge
                                President


         This Registration Statement on Form N-1A of BT Pyramid Mutual Funds has been signed below by the following persons in the capacities indicated with respect to Short/Intermediate U.S. Government Securities Portfolio on February 29, 1996.


SIGNATURE                                        TITLE



/S/PHILIP W. COOLIDGE                            President and Trustee
Philip W. Coolidge


S. LELAND DILL*                                  Trustee
S. Leland Dill


PHILIP SAUNDERS, JR.                             Trustee
Philip Saunders, Jr.


CHARLES P. BIGGAR*                               Trustee
Charles P. Biggar


/S/JOHN R. ELDER                                 Treasurer (Principal Financial
John R. Elder                                    and Principal Accounting
                                                 Officer)



*By:  /S/PHILIP W. COOLIDGE
      Philip W. Coolidge
      as Attorney-in-Fact pursuant to a
      Power of Attorney filed previously.

BT0176F